COPLEY PHARMACEUTICAL, INC.
                                 RETIREMENT PLAN





                              (Amended and Restated
          Effective January 1, 1998, except as otherwise noted herein)





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                                     - ii -
                           COPLEY PHARMACEUTICAL, INC.
                                 RETIREMENT PLAN

                                TABLE OF CONTENTS


ARTICLE 1.....................................................................1


INTRODUCTION..................................................................1

1.1. AMENDMENT AND RESTATEMENT................................................1
1.2.PLAN AND TRUST INTENDED TO QUALIFY........................................1
1.3.DEFINITIONS...............................................................1

ARTICLE 2.....................................................................1


DEFINITIONS...................................................................1

2.1. "ACCOUNTS"...............................................................1
2.2. "AFFILIATED COMPANY".....................................................1
2.3. "ANNUAL ADDITION"........................................................1
2.4. "BENEFICIARY"............................................................1
2.5. "BOARD...................................................................1
2.6. "BREAK IN SERVICE".......................................................1
2.7. "CODE"...................................................................1
2.8. "COMMITTEE"..............................................................1
2.9. "COMPANY"................................................................1
2.10. "COMPANY CONTRIBUTIONS".................................................1
2.11. "COMPANY CONTRIBUTION ACCOUNT"..........................................1
2.12."COMPANY RETIREMENT SAVINGS CONTRIBUTION"................................1
2.13 "COMPANY RETIREMENT SAVINGS CONTRIBUTION ACCOUNT"........................1
2.14. "COMPANY STOCK".........................................................1
2.15. "COMPENSATION"..........................................................1
2.16. "CONTRIBUTION RATIO"....................................................1
2.17. "DEFERRAL RATIO"........................................................1
2.18. "ELECTIVE CONTRIBUTION".................................................1
2.19. "ELECTIVE CONTRIBUTION ACCOUNT".........................................1
2.20. "EMPLOYEE"..............................................................1
2.21. "ENTRY DATE"............................................................1
2.22. "ERISA".................................................................1
2.23. "ESOP"..................................................................1
2.24. "ESOP CASH ACCOUNT".....................................................1
2.25. "ESOP MERGER DATE"......................................................1
2.26. "ESOP STOCK ACCOUNT"....................................................1
2.27. "HIGHLY COMPENSATED EMPLOYEE"...........................................1
2.28. "HIGHLY COMPENSATED PARTICIPANT"........................................1
2.29 "HOUR OF SERVICE"........................................................1
2.30. "INSURANCE COMPANY".....................................................1
2.31. "LIMITATION YEAR".......................................................1
2.32. "MATCHING CONTRIBUTION".................................................1
2.33. "MATCHING CONTRIBUTION ACCOUNT".........................................1
2.34. "MERGER"................................................................1
2.35. "NORMAL RETIREMENT DATE"................................................1
2.36. "PARTICIPANT"...........................................................1
2.37. "PLAN"..................................................................1
2.38. "PLAN YEAR".............................................................1
2.39. "PROFIT SHARING CONTRIBUTION"...........................................1
2.40. "PROFIT SHARING CONTRIBUTION ACCOUNT"...................................1
2.41. "QUALIFIED DOMESTIC RELATIONS ORDER"....................................1
2.42. "ROLLOVER ACCOUNT"......................................................1
2.43. "TRUST".................................................................1
2.44. "TRUST FUND"............................................................1
2.45.  "TRUSTEES".............................................................1
2.46 "VALUATION DATE".........................................................1
2.47. "YEAR OF SERVICE".......................................................1

ARTICLE 3.....................................................................1


PARTICIPATION.................................................................1

3.1. DATE OF PARTICIPATION....................................................1
3.2. CESSATION OF PARTICIPATION...............................................1
3.3. REHIRED FORMER EMPLOYEE..................................................1
3.4. REHIRED FORMER PARTICIPANT...............................................1

ARTICLE 4.....................................................................1


CONTRIBUTIONS.................................................................1

4.1. ELECTIVE CONTRIBUTIONS...................................................1
4.2. MATCHING CONTRIBUTIONS...................................................1
4.3. PROFIT-SHARING CONTRIBUTIONS.............................................1
4.4. TIME FOR MAKING AND CREDITING OF CONTRIBUTIONS...........................1
4.5. RETURN OF CONTRIBUTIONS..................................................1
4.6. NONDISCRIMINATION REQUIREMENTS...........................................1
4.7. ADJUSTMENTS BY COMMITTEE.................................................1
4.8. DISTRIBUTION OF EXCESS CONTRIBUTIONS AND EXCESS AGGREGATE CONTRIBUTIONS..1
4.9. DISTRIBUTION OF EXCESS DEFERRALS.........................................1
4.10. OTHER LIMITATIONS.......................................................1
4.11. ORDER OF ADJUSTMENTS TO SATISFY LIMITATIONS.............................1
4.12. ROLLOVER OF AMOUNT DISTRIBUTED FROM ANOTHER QUALIFIED PLAN..............1
4.13. TRANSFER OF AMOUNT DISTRIBUTED FROM A ROLLOVER IRA......................1
4.14. MONITORING OF ROLLOVERS.................................................1
4.15. TREATMENT OF ROLLOVER AMOUNT UNDER THE PLAN.............................1
4.16. MILITARY SERVICE........................................................1

ARTICLE 5.....................................................................1


PARTICIPANT ACCOUNTS..........................................................1

5.1. ACCOUNTS.................................................................1
5.2. ADJUSTMENT OF ACCOUNTS...................................................1
5.3. VESTING OF ACCOUNTS......................................................1
5.4. ELECTION OF FORMER VESTING SCHEDULE......................................1

ARTICLE 6.....................................................................1


IN-SERVICE WITHDRAWALS........................................................1

6.1. GENERAL LIMIT............................................................1
6.2. WITHDRAWALS AFTER AGE 59-1/2.............................................1
6.3. HARDSHIP WITHDRAWALS FROM COMPANY CONTRIBUTION ACCOUNTS..................1
6.4. HARDSHIP WITHDRAWALS FROM SALARY REDUCTION ACCOUNTS......................1
6.5. WITHDRAWALS FROM ROLLOVER CONTRIBUTION ACCOUNTS..........................1
6.6. PROCEDURE FOR MAKING WITHDRAWALS.........................................1
6.7. NON-FORFEITURE PROVISION.................................................1
6.8. SPECIAL VESTING PROVISION................................................1
6.9. FREQUENCY OF WITHDRAWAL..................................................1
6.10. RESTRICTION FOR LOANS...................................................1
6.11. REQUIRED DISTRIBUTIONS AFTER AGE 70-1/2.................................1
6.12. DISTRIBUTIONS REQUIRED BY A QUALIFIED DOMESTIC RELATIONS ORDER..........1

ARTICLE 7.....................................................................1


DISTRIBUTIONS.................................................................1

7.1. NORMAL RETIREMENT........................................................1
7.2. OTHER TERMINATION OF EMPLOYMENT..........................................1
7.3. DISABILITY BENEFITS......................................................1
7.4. DEATH....................................................................1
7.5. LATEST PAYMENT OF CERTAIN BENEFITS.......................................1
7.6. METHOD OF PAYMENT........................................................1
7.7. FORFEITURES..............................................................1
7.8. COMMENCEMENT OF BENEFITS.................................................1
7.9. RESTRICTION OF EARLY DISTRIBUTIONS.......................................1
7.10. MINIMUM DISTRIBUTION REQUIREMENTS.......................................1
7.11. BENEFIT PAYMENT ELECTIONS...............................................1
7.12. DIRECT TRANSFER OF ELIGIBLE ROLLOVER DISTRIBUTIONS......................1

ARTICLE 8.....................................................................1


ADMINISTRATION................................................................1

8.1. PLAN ADMINISTRATOR AND COMMITTEE.........................................1
8.2. POWERS OF PLAN ADMINISTRATOR.............................................1
8.3. NONDISCRIMINATORY EXERCISE OF AUTHORITY..................................1
8.4. RELIANCE ON TABLES, ETC..................................................1
8.5. CLAIMS AND REVIEW PROCEDURES.............................................1
8.6. INDEMNIFICATION OF COMMITTEE MEMBERS.....................................1
8.7. DELEGATION OF DUTIES.....................................................1
8.8. INVESTMENT MANAGER.......................................................1
8.9. RECORDS AND RECORDKEEPING................................................1
8.10. NOTICE TO TRUSTEE.......................................................1
8.11. COMPENSATION AND EXPENSES...............................................1
8.12. SERVICE OF LEGAL PROCESS................................................1
8.13. PERSON AUTHORIZED TO ACT FOR THE COMPANY................................1

ARTICLE 9.....................................................................1


THE TRUST AND THE TRUSTEES....................................................1

9.1. TRUST FUND...............................................................1
9.2. INVESTMENT OF TRUST FUND.................................................1
9.4. RELIANCE BY TRUSTEES ON OTHER PERSONS....................................1
9.5. CONSULTATION BY TRUSTEES WITH COUNSEL....................................1
9.6. ACCOUNTS.................................................................1
9.7. APPROVAL OF ACCOUNTS.....................................................1
9.8. PROCEDURE FOR TRUSTEE ACTION.............................................1
9.9. ALLOCATION OF RESPONSIBILITY.............................................1
9.10. RESIGNATION.............................................................1
9.11. REMOVAL OF TRUSTEES.....................................................1
9.12. APPOINTMENT OF SUCCESSOR TRUSTEE........................................1
9.13. COMPENSATION OF TRUSTEES AND EXPENSES OF TRUST..........................1
9.14. DISPUTES AS TO PERSONS ENTITLED TO PAYMENT..............................1
9.15. ACTION BY MAJORITY VOTE.................................................1
9.16. LIABILITY OF TRUSTEE....................................................1
9.17. INDEMNIFICATION OF TRUSTEES.............................................1
9.18. INSURANCE POLICIES......................................................1

ARTICLE 10....................................................................1


AMENDMENT AND TERMINATION.....................................................1

10.1. AMENDMENT...............................................................1
10.2. TERMINATION.............................................................1
10.3. DISTRIBUTIONS UPON TERMINATION OF THE PLAN..............................1
10.4. MERGER OR CONSOLIDATION OF PLAN; TRANSFER OF PLAN ASSETS................1

ARTICLE 11....................................................................1


TOP HEAVY PROVISIONS..........................................................1

11.1. GENERAL RULE............................................................1
11.2. ADJUSTMENT TO LIMITATION ON BENEFITS....................................1
11.3. MINIMUM VESTING SCHEDULE................................................1
11.4. DEFINITIONS.............................................................1

ARTICLE 12....................................................................1


LOANS TO PARTICIPANTS.........................................................1

12.1. IN GENERAL..............................................................1
12.2. RULES AND PROCEDURES....................................................1
12.3. MAXIMUM AMOUNT OF LOAN..................................................1
12.4. OTHER LIMITATIONS.......................................................1
12.5. NOTE; SECURITY; INTEREST................................................1
12.6. LIABILITY...............................................................1
12.7. REPAYMENT...............................................................1
12.8. REPAYMENT UPON DISTRIBUTION.............................................1
12.9. DEFAULT.................................................................1
12.10. NONDISCRIMINATION......................................................1

ARTICLE 13....................................................................1


MISCELLANEOUS PROVISIONS......................................................1

13.1. COMMUNICATION TO PARTICIPANTS...........................................1
13.2. LIMITATION OF RIGHTS....................................................1
13.3. NONALIENABILITY OF BENEFITS.............................................1
13.4. FAILURE TO QUALIFY INITIALLY............................................1
13.5. GOVERNING LAW...........................................................1

ARTICLE 14....................................................................1


COMPANY STOCK PROVISIONS......................................................1

14.1. PRE-RETIREMENT DIVERSIFICATION RIGHTS...................................1
14.2. VOTING AND TENDERING OF COMPANY STOCK...................................1
14.3. SHARE LEGEND............................................................1



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                                                                - 10 -




                                    ARTICLE 1

                                  INTRODUCTION

 .........1.1.     Amendment and Restatement.  This document restates the Copley
Pharmaceutical, Inc. Retirement Plan and Trust which was originally established effective February 1, 1988. The purpose of this restatement is to reflect (1) the First through Third Amendments to the Plan and (2) recent changes in law. This amendment and restatement shall be effective January 1, 1998 (the "Effective Date"), unless specifically provided otherwise within a particular Section of the Plan.
 .........1.2.     Plan and Trust Intended to Qualify.  This Plan and its related
Trust are intended to qualify as a  profit-sharing  plan under Code Sections 401
(a) of the Internal Revenue Code of 1986 (the "Code"), the cash or deferred arrangement forming part of the Plan is intended to qualify under Code Section 401(k) and the employer matching contributions provisions are intended to qualify under Code Section 401(m). The Plan also retains certain ESOP features. Subject to the provisions of Sections 4.5, 9.14, 13.3 and 13.4, no part of the corpus or income of the Trust forming part of the Plan will be used for or diverted to purposes other than for the exclusive benefit of each Participant and Beneficiary.
 .........1.3.     Definitions.  Capitalized words and phrases used in this
document shall have the respective meanings ascribed to              -----------
them in Article 2.


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                                    ARTICLE 2

                                   DEFINITIONS

 .........Wherever used in the Plan, a pronoun or adjective in the masculine gender includes the feminine gender, the singular includes the plural, and the following terms have the following meanings, unless a different meaning is clearly required by the context:
 .........2.1.     "Accounts" means, for any Participant, his Elective
Contribution  Account, his Matching Contribution Account, his Company Retirement
Savings   Contribution  Account  (formerly  referred  to  as  a  Profit  Sharing
Contribution  Account),  his ESOP Cash Account and his ESOP Stock  Account,  his
Rollover   Account  (if  applicable)  and  any  other  accounts  or  subaccounts established pursuant to Section 5.1. "Account balance" shall mean the total value of a Participant's Accounts.
 .........2.2.     "Affiliated Company" means:
 .........(a)      any corporation (other than the Company) that is a member of a controlled group of corporations (as defined in CodeSection 414(b)) of which the Company is also a member;
 .........(b)      any trade or business (other than the Company), whether or not incorporated, that is under common control (as defined in Code Section 414(c)) with the Company;
 .........(c)      any trade or business (other than the Company) that is a
member of an affiliated service group (as defined in Code Section 414(m)) of which the Company is also a member and
 .........(d)      any group of individuals required to be considered employed by the Company under Code Section 414(o) and the regulations thereunder; provided, that the term "Affiliated Company" shall not include any corporation or unincorporated trade or business prior to the date on which such corporation, trade or business satisfies the affiliation or control tests of (a), (b), (c), or (d) above.
 .........In identifying any "Affiliated Companies" for purposes of Section 4.10
(concerning  maximum  limitations  on  contributions),  the  definitions in Code
Section 414(b) and (c) of the Code shall be modified as provided in Code Section 415(h).
 .........2.3.     "Annual Addition" means, in the case of any Participant, the
sum  for  any  Limitation  Year  of  the  Elective   Contributions  and  Company
Contributions made for the Participant's benefit for such Year.
 .........2.4.     "Beneficiary" means any person entitled under Section 7.4 to receive benefits under the Plan upon the death of a Participant.
 .........2.5.     "Board" means the Board of Directors of the Company.  The
Board may designate a person or persons (including a committee) to carry out any fiduciary responsibilities, in accordance with ERISA Section 405.
 .........2.6.     "Break in Service" means, with respect to any Employee, a Plan
Year during which the Employee does not complete more than 500 Hours of Service. For purposes of determining a Break in Service, an Employee who is absent from work by reason of the pregnancy of the Employee, the birth of a child of the Employee, or the placement of a child with the Employee in connection with the child's adoption by the Employee, will receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day for such absence. The Hours of Service credited under this provision shall be credited (1) in the Plan Year in which the absence begins if the crediting is necessary to prevent a Break in Service in that Plan Year, or (2) in all other cases, in the following Plan Year. In addition, for purposes of determining a Break in Service, an Employee will be credited with Hours of Service for periods during which the Employee is temporarily laid off, provided, however, that no additional Hours of Service will be credited to the Employee after 12 consecutive calendar months of layoff.
 .........2.7.     "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.
 .........2.8.     "Committee" means the Committee appointed to administer the
Plan in accordance with Section 8.1.
 .........2.9.     "Company" means Copley Pharmaceutical, Inc., and any successor to all or a major portion of its assets or business which assumes the obligations of the Company.
 .........2.10.    "Company Contributions" means all contributions to the Plan by the Company, excluding Elective Contributions and Rollover Contributions.
 .........2.11.    "Company Contribution Account" shall mean the sum of all a
Participant's Accounts except his Elective Contribution Account and Rollover Account.
 .........2.12.    "Company Retirement Savings Contribution" means a contribution made for the benefit of a Participant under Section 4.3 and in prior plan versions was referred to as "Profit-Sharing Contribution."
 .........2.13     "Company Retirement Savings Contribution Account" means, for any Participant, the account described in Section 5.1 to which any Company Retirement Savings Contributions are credited and in prior plan versions was referred to as a "Profit-Sharing Contribution Account."
 .........2.14.    "Company Stock" means common stock issued by the Company which qualifies as an "employer security" within the meaning of Section 409(l) of the Code.
 .........2.15.    "Compensation" means: the Employee's wages as defined in
Section 3121(a) of the Code for purposes of calculating Social Security Taxes, but determined without regard to the dollar limitation of Section 3121(a)(1) of the Code, any rules that limit covered employment based on the type or location of an Employee's employer, and any rules that limit the remuneration included in wages based on familial relationship or based on the nature or location of the employment or the services performed (such as the exception to the definition of employment in Section 3121(b)(1) through (20) of the Code), subject, however, to the following provisions:
 .........(a)      Compensation shall include only compensation paid during a
Plan Year.
 .........(b)      Compensation for purposes of determining the limitations
in  Section  4.10,   and  the  amounts  of  Elective   Contributions,   Matching
Contributions and Company Retirement Savings Contributions, shall include compensation that would have been paid but for elections under Code Sections 125, 401(k), 402(h), 403(b), 457, or 414(h)(2).
 .........(c)      for purposes of determining:
 .........         (i)      the amount of any required top-heavy contribution
under Section 11.1, and
 .........         (ii)     the status of any individual as a "key employee"
under Article 11, "compensation" shall have the meaning given under Code Section 415(c)(3) and the Treasury Regulations thereunder.
 .........(d)      for purposes of determining whether an individual is a Highly
Compensated Employee under Section 2.27, the same as described in Section 2.15(b) above, increased by any amounts that would have been received by the individual from the Company or any Affiliated Companies but for an election under Code Sections 401(k) or 125; and
 .........(e)      for purposes of:
 .........         (i)   the nondiscrimination tests under Section 4.6;
 .........         (ii)  the adjustment provisions under Section 4.7; and
 .........         (iii) the definition of a "Deferral Ratio" under Section 2.17;
 .........The Employee's compensation or Earned Income for services performed for the Company and any Affiliated Companies which (taking into account the provisions of Chapter 1, Subtitle A of the Code) is currently includible in the Employee's gross income for the year in question, increased (unless the Committee elects not to include) by amounts that would have been so includible but for an election under Code Sections 401(k) or 125.
 .........In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the Plan to the contrary, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA `93 annual compensation limit. The OBRA `93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. Any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA `93 annual compensation limit set forth in this provision.
 .........If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA `93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA `93 annual compensation limit is $150,000.
 .........2.16.    "Contribution Ratio" means, in the case of any Participant for a Plan Year, the ratio of (a) Matching Contributions made on the Participant's behalf for the Plan Year to (b) the Participant's Compensation for the Plan Year.
 .........2.17.    "Deferral Ratio" means, in the case of any Participant for a
Plan Year,  the ratio of (a) Elective  Contributions  made on the  Participant's behalf  for the Plan  Year to (b) the  Participant's  Compensation  for the Plan
Year.
 .........2.18.    "Elective Contribution" means a contribution made for the
benefit of a Participant under Section 4.1.
 .........2.19.    "Elective Contribution Account" means, for any Participant, the account described in Section 5.1 to which Elective Contributions made for the Participant's benefit are credited.
 .........2.20.    "Employee" means any individual employed by the Company,
and does not include leased employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) unless such leased employees are required to be covered under the Plan pursuant to Code Section 414(n).
 .........2.21.    "Entry Date" means effective January 1, 1996, the first day of a calendar month. During 1994 and 1995, Entry Date meant the first day of the first, fourth, seventh and tenth month of each Plan year. Prior to 1994, Entry Date meant the first day of the first and seventh month of the Plan Year."
 .........2.22.    "ERISA" means the Employee Retirement Income Security Act of
1974, as from time to time amended, and any successor statute or statutes of similar import.
 .........2.23.    "ESOP" shall mean the Copley Pharmaceutical, Inc. Employee
Stock Ownership Plan.
 .........2.24.    "ESOP Cash Account" shall mean the account established on
behalf of each Participant to reflect assets other than Company Stock credited to such Participant under the ESOP immediately prior to the Merger, and gains and losses thereto after the Merger.
 .........2.25.    "ESOP Merger Date" shall mean January 1, 1994, the effective date of the merger of the ESOP into the Plan.
 .........2.26.    "ESOP Stock Account" shall mean the account established on
behalf  of  each   Participant  to  reflect   Company  Stock  credited  to  such
Participant.
 .........2.27.    "Highly Compensated Employee" means, effective January 1,1997, an employee of the Company or any Affiliated Company who,
 .........(a)      during the Plan Year in question or the preceding Plan Year, was at any time a 5-percent owner (as defined in Code Section 416(i)(1)) of the Company or any Affiliated Company; or
 .........(b)      in the preceding Plan Year, received Compensation in excess of
$80,000. The $80,000 amount in (b) above shall automatically be adjusted if and to the extent the corresponding amounts in Code Section 414(q) are adjusted by the Secretary of the Treasury. The determination of who is a highly compensated employee, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.
 .........2.28.    "Highly Compensated Participant" means a Participant who is a
Highly Compensated Employee.
 .........2.29     "Hour of Service" means, with respect to any Employee,
 .........(a)      Each hour for which the Employee is paid or entitled to
payment for the performance of duties for the Company or any Affiliated Company, each such hour to be credited to the Employee for the 12-month period described in Sections 2.38 and 2.47 in which the duties were performed;
 .........(b)      Each hour for which the Employee (A) is directly or indirectly paid or entitled to payment by the Company or any Affiliated Company (including payments made or due from a trust fund or insurer to which the Company or Affiliated Company contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to holiday, incapacity, military duty, or leave of absence, or (B) is not performing any duties for a period of time due to sickness or disability of the Employee or his family, an authorized vacation, jury duty or authorized, unpaid leave of absence; each such hour to be credited to the Employee for the 12-month period described in Sections 2.45 in which such period of time occurs, subject to the following rules:
 .........         (i)      No more than 501 Hours of Service shall be credited
under this paragraph (b) to the Employee on account of any single continuous period during which the Employee performs no duties;
 .........         (ii)     Hours of Service shall not be credited under this
paragraph (b) to an Employee for a payment which solely reimburses the Employee for medically related expenses incurred by the Employee, or which is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws; and
 .........         (iii)    If the period during which the Employee performs no
duties falls within two or more 12 month periods described in Sections 2.45, and if the payment made on account of such period is not calculated on the basis of units of time, the Hours of Service credited with respect to such period shall be allocated between not more than the first two such 12 month periods on any reasonable basis consistently applied with respect to similarly situated employees;
 .........(c)      Each hour counted under paragraph (a) or (b) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be paid by the Company or any Affiliated Company, each such hour to be credited to the Employee for the 12 month period described in Sections 2.45 to which the award or agreement for back pay pertains, provided that crediting of Hours of Service under this paragraph (c) with respect to periods described in paragraph
(b) above shall be subject to the limitations and special rules set forth in clauses (i), (ii) and (iii) of paragraph (b); and
 .........(d)      Each non-compensated hour while an Employee during a period of absence from the Company or any Affiliated Company in the armed forces of the United States if the Employee returns to work for the Company or any Affiliated Company at a time when he has reemployment rights under federal law.
 .........Hours of Service to be credited to an hourly paid Employee under (b)
and (c) above will be calculated and credited pursuant to paragraphs (b) and (c) of Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by reference. Hours of Service to be credited to a non-hourly paid Employee under (b) and (c) above shall be credited on the basis of 8 hours per day, 40 hours per week, with either 125 work days or 25 work weeks completed in an applicable 12-month period constituting 1,000 Hours of Service. The Hours of Service to be credited to an Employee during a period described in (d) above will be determined by the Committee with reference to the individual's most recent normal work schedule, or at the rate of eight Hours per day in the event the Committee is unable to establish such schedule.
 .........Hours of Service will be credited for employment with other members of an affiliated group (under Code Section 414(m)), a controlled group of corporations (under Code Section 414(b)) or a group of trades or businesses under common control (under Code Section 414(c)), of which the Company is a member.
 .........2.30.    "Insurance Company" means New England Mutual Life Insurance
Company of Boston, Massachusetts or such other life insurance company as may be designated from time to time by the Trustees.
 .........2.31.    "Limitation Year" means the Plan Year.
 .........2.32.    "Matching Contribution" means a contribution made for the
benefit of a Participant under Section 4.2.
 .........2.33.    "Matching Contribution Account" means, for any Participant, the account described in Section 5.1 to which Matching Contributions made for the Participant's benefit are credited.
 .........2.34.    "Merger" shall mean the merger of the ESOP into the Plan
effective as of the ESOP Merger Date (January 1, 1994).
 .........2.35.    "Normal Retirement Date" means the date the Participant
attains age 65 or the fifth anniversary of the first day of the Plan Year in which he first became a Participant, whichever is later.
 .........2.36.    "Participant" means each Employee who participates in the Plan in accordance with Article 3 of the Plan.
 .........2.37.    "Plan" means the Copley Pharmaceutical, Inc. Retirement Plan, as set forth herein, together with any and all
amendments and supplements.
 .........2.38.    "Plan Year" means the 12-month period ending each December 31.
February 1, 1993 through December 31, 1993 was a short Plan Year. Prior to 1993, the Plan Year was the period February 1 through January 1.
 .........2.39.    "Profit Sharing Contribution" means a Company Retirement
Savings Contribution.
 .........2.40.    "Profit Sharing Contribution Account"  means the Company
Retirement Savings Contribution Account.
 .........2.41.    "Qualified Domestic Relations Order" means any judgment,
decree or order (including approval of a property settlement agreement) which constitutes a "qualified domestic relations order" within the meaning of Code
Section 414(p). A judgment, decree or order shall not be considered not to be a Qualified Domestic Relations Order merely because it requires a distribution to an alternate payee (or the segregation of accounts pending distribution to an alternate payee) before the Participant's retirement, death, termination of employment, attainment of age 59-1/2, or suffering of a financial hardship.
 .........2.42.    "Rollover Account" means the Account, if any, established
under Section 4.15(a) for the purpose of crediting a rollover contribution made to the Plan by an Employee under Article 4.
 .........2.43.    "Trust" means the Copley Pharmaceutical, Inc. Retirement Plan hereunder, together with any and all amendments.
 .........2.44.    "Trust Fund" means the property held in Trust by the Trustees for the benefit of Participants, former Participants and their Beneficiaries.
 .........2.45     "Trustees" mean the person or persons who are at any time the acting Trustee under the Trust.
 .........2.46.    "Valuation Date" means the last business day of each month and such other day or days as specified by the Committee.
 .........2.47.    "Year of Service" means the sum of 12-consecutive month
computation periods, beginning with the date on which the Employee first performs an Hour of Service, during which the Employee completes at least 1,000 Hours of Service.
 .........(a)      For Vesting purposes only, the following additional rules
shall apply in the case of a Participant who has a Break in Service of at least 5 consecutive years and who later returns to the employ of the Company or an Affiliated Company:
 .........         (i)      For purposes of determining the nonforfeitable
percentage of his Company Contribution Account that accrued before such Break, all vesting service earned after such Break and the individual's reemployment will not be considered.
 .........         (ii)     (A)      If a Participant either had some vested
interest in his Company Contribution Account balance earned before his Break or made Elective Contributions before that Break, both Years of Service earned before the Break and after the Break shall be counted for purpose of determining the nonforfeitable percentage of his Company Contribution Account balance that accrues after such break;
 .........                  (B)      If such Participant had no vested interest
in his Company Contribution Account and has not made any Elective Contributions before his Break, his Years of Services prior to such Break shall be disregarded
for  purpose  of  computing  the  non-forfeitable   percentage  of  his  Company
Contribution Account accrued after the Break if the number of consecutive One-Year Breaks in Service equals or exceeds the number of his Years of Service before such Break, (not including in such number of Years of Service any Year of Service previously excluded because of an earlier Five-Year or One-Year Break in Service).

                                    ARTICLE 3
                                  PARTICIPATION
 .........3.1.     Date of Participation.
 .........(a)      Each individual who is a Participant on the Effective Date shall continue to be a Participant of the Plan.
 .........(b)      Effective January 30, 1996, each other Employee shall become a
                  Participant in the Plan:

                  (i)  for  purposes  of  making  Elective   Contributions   and
                  receiving allocations of Matching Contributions, on the earliest Entry Date on which he has both (A) attained age 21 and (B) completed one month of service; and

                  (ii) for purposes of eligibility to receive allocations of Company Retirement Savings Contributions, on the later of (A) the first day of the Plan Year following the date on which he became a regular Employee and (B) the date he attained age 21.
         3.2. Cessation of Participation. A Participant will cease to be a Participant as of the date on which he dies or otherwise terminates his employment with the Company or, if earlier, the date on which the Plan terminates.
         3.3. Rehired Former Employee. If the employment of an Employee is terminated before he became a Participant and he is subsequently reemployed, all his Years of Service before such reemployment shall be recognized in determining his eligibility to participate, and he shall become a Participant upon his reemployment provided (1) he then meets the eligibility requirements in Section 3.1(b)(i) and (ii) and (2) his reemployment date is coincident with or follows the date on which he would have first become a Participant had his employment with the Company continued.
         3.4. Rehired Former Participant. If the employment of a Participant is terminated and he is subsequently reemployed, he shall resume his participation in the Plan upon reemployment.

                                    ARTICLE 4
                                  CONTRIBUTIONS

         4.1. Elective Contributions. (a) Each Participant may make an election, pursuant to which from one percent (1%) up to fifteen percent (15%) of his Compensation for that portion of a Plan Year during which he is a Participant will be contributed by the Company to the Trust as an Elective Contribution and allocated to such Participant's Elective Contribution Account in lieu of being paid to the Participant in cash. Elective Contributions made for the benefit of any Participant for a Plan Year, however, shall not exceed the applicable dollar limitation in Code Section 402(g)(1) (as increased from time to time under Code
Section 402(g)(5)),  reduced by any other elective deferrals (as defined in Code
Section 402(g)(3)) of the Participant through the Company or any Affiliated Company for the year.
         (b) Each election shall be made on a form prescribed or approved by the Committee, and such election shall remain in effect for the duration of the Plan Year unless terminated or modified by a Participant.
         (c) A Participant may terminate his election at any time by delivering his written termination to the Company at least 30 days (or such shorter period as may be prescribed by the Plan Administrator) before the effective date of such termination. If a Participant terminates his election, he may enter into a new election, as of any subsequent Entry Date by filing the new election with the company at least 30 days (or such shorter period as may be prescribed by the Plan Administrator) before the effective date of the new election. A Participant who terminates his election shall not enter into a new election until after the waiting period of six months.
         (d) A Participant may, at least once each calendar year and at such other time as may be prescribed by the Plan Administrator pursuant to a uniform non-discriminatory policy, increase or decrease the percentage of his election by entering into a new election at least 30 days (or such shorter period as may be prescribed by the Plan Administrator) before the effective date of such increase or decrease.
         (e) To the extent permitted by the Company, a Participant may base his Elective Contributions on cash bonuses that, at the Participant's election, may be contributed to the Plan or received by the Participant in cash.
         4.2. Matching Contributions. The Company shall contribute an amount (if any) equal to a percentage of each Participant's Elective Contributions for the Plan Year as specified by resolution of the Board each Plan Year. The amount of Matching Contributions may be subject to a maximum as specified by the Board. The matching percentage and any maximum shall be applied uniformly to all Participants. Matching Contributions shall be allocated during the Plan Year on a monthly, quarterly, or semi-annual basis to all Participants who made Elective Contributions during the period for which Matching Contributions are being made.
         4.3. Company Retirement Savings Contributions. Effective January 30, 1996, for each Plan Year the Company may in its discretion contribute an amount as Company Retirement Savings Contributions to the Trust for the benefit of each Participant who has completed at least 501 hours of Service during the Plan Year or who is employed by the Company on the last day of the Plan Year. Provided, effective January 1, 1996, and for each Plan Year thereafter, the Company will contribute a minimum of 2% of each Participant's earnings as set forth in the Participant's Form W-2 for the Plan year. Provided further, effective January 1, 1996, such allocation shall be made only to Participants who both (a) have completed at least 1,000 Hours of Service during the Plan Year and (b) are employed by the Company on the last day of the Plan Year. The Company Retirement Savings Contributions shall be made without regard to current or accumulated profits of the Company. Company Retirement Savings Contributions shall be allocated among and credited to the Company Retirement Savings Accounts of Participants entitled to share in the Company Retirement Savings Contribution in proportion to their respective amounts of Compensation, no later than 120 days following the last day of the Plan Year for which they are made.
         4.4. Time for Making and Crediting of Contributions. (a) Elective Contributions will be paid in cash to the Trust as soon as practicable after the date the Compensation to which they relate is paid, but in any event no later than the 15th business day following the month in which such contributions would have otherwise been paid to the Participant in cash. Elective Contributions will be allocated and credited to the Participants' Elective Contribution Accounts as of the date no later than the earlier of:
                  (i)  the date such Contributions are received by the Trust and
                  (ii) the last day of the Plan Year in which  the  Compensation is paid. Any Matching Contributions and any Profit-Sharing Contributions for a Plan Year will be contributed to the Trust on any date or dates the Company may select, subject to the consent of the Trustee, but all events not later than the time prescribed by law (including extensions thereof) for filing the Company's federal income tax return for its taxable year in or with which such Plan Year ends.
         4.5. Return of Contributions. If an Elective Contribution, Matching Contribution or Profit-Sharing Contribution to the Trust is :
         (a)      made by reason of a good faith mistake of fact, or
         (b) believed by the Company in good faith to be  deductible  under Code
Section 404, but the deduction is disallowed, the Trustee shall, upon request by the Company, return to the Company the excess of the amount contributed over the amount, if any, that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. For purposes of this Section, all contributions made to the Plan by the Employer are made conditioned upon their deductibility under Code Section 404 unless the Company specifies to the contrary in a Board of Directors Resolution (or document of similar import) prior to making the contribution. Such excess shall be reduced by amounts attributable thereto which have been credited to the Accounts of Participants who have since received distributions from the Trust, except to the extent such amounts continue to be credited to such Participants' Accounts at the time the excess is returned to the Company. Such excess shall also be reduced by the losses of the Trust attributable thereto, if and to the extent such losses exceed the gains and income attributable thereto. In no event shall the return of a contribution hereunder cause any Participants' Accounts to be reduced to less than they would have been had the mistaken or nondeductible amount not been contributed. No return of a contribution hereunder shall be made more than one year after the mistaken payment of the contributions, or disallowance of the deduction, as the case may be.
         4.6.     Nondiscrimination Requirements.
         (a)      Effective January 1, 1997, Elective Contributions for any Plan
                  Year must satisfy at least one of the following tests: (i) The average  of the  Deferral  Ratios  for the  Plan  Year for all
                  Highly Compensated Participants does not
exceed            125  percent  of the  average of the  Deferral  Ratios for the preceding  Plan Year for all other  Participants;  or (ii) The excess of the  average of the  Deferral  Ratios for all Highly
                  Compensated Participants for the Plan Year
over that for all other Participants for the preceding Plan Year does not exceed two percentage points, and the average of the Deferral Ratios for all Highly Compensated Participants for the Plan Year does not exceed twice the average of the Deferral Ratios for all other Participants for the preceding Plan Year.
         (b) Matching Contributions for any Plan Year must satisfy at least one of the following tests:
                  (i) the average of the  Contribution  Ratios for the Plan Year for all Highly Compensated Participants for the Plan Year does not exceed 125 percent of the average of the Contribution Ratios for all other Participants for the preceding Plan Year; or
                  (ii) The excess of the average of the Contribution  Ratios for all Highly Compensated Participants for the Plan Year over that for all other Participants for the preceding Plan Year does not exceed two percentage points, and the average of the Contributions Ratios for all Highly Compensated Participants for the Plan Year does not exceed twice the average of the
Contribution Ratios for all other Participants for the preceding Plan Year (except that this clause (ii) shall not apply if and to the extent regulations provide that it cannot apply).
         (c) Sections 4.6(a) and 4.6(b) above shall be applied in accordance with, and interpreted in a manner consistent with, Code Sections 401(k)(3) and 401(m)(2), respectively, and the regulations under each, all of which are hereby incorporated by reference into this Plan.
         The tests described in those sections shall be performed in compliance with the multiple use limitation as set forth in 401(m)(9) and regulations thereunder.
         4.7.     Adjustments by Committee.
         (a) The Committee may, in its sole discretion, decrease the amount of the Elective Contributions to be made for the benefit of any Participant, and pay the amount of the decrease to the Participant in cash, if the Committee deems such a decrease to be necessary in order to satisfy one or more of the following:
                  (i)      the applicable dollar limitation in Code Section 402
(g)(1) (as increased from time to time under Code Section 402(g)(5));
                  (ii)     the nondiscrimination requirement of Section 4.6; or
                  (iii)  the  limitations  described  in  Section  4.10.  If the
Committee decreases any Elective Contributions in order to meet the nondiscrimination requirement of Section 4.6, subject to applicable regulations such decrease shall be made first in the Elective Contributions for the Highly Compensated Participants whose Elective Contributions represent the highest dollar amount for the Plan Year, so that no reduction is made in the Elective Contributions for any Highly Compensated Participant as long as any other Highly Compensated Participant has a higher dollar amount of Elective Contribution to Compensation for the Plan Year.
         (b) The Committee may, in its sole discretion, decrease the amount of Matching Contributions to be made for the benefit of Highly Compensated Participants if the Committee deems such decrease to be necessary in order to satisfy the nondiscrimination requirement of Section 4.6(b). Any such decrease shall be made only after any adjustments under Sections 4.7(a) or 4.11 have been made. Any decrease in Matching Contributions in order to satisfy Section 4.6(b) shall be made first in the Matching Contributions for the Highly Compensated Participants whose Matching Contributions represent the highest dollar amount for the Plan Year, so that no reduction is made in the Matching Contribution for any Highly Compensated Participant as long as any other Highly Compensated Participant has a higher dollar amount of Matching Contribution to Compensation for the Plan Year. If Elective Contributions are taken into account under
Section 4.6(b) in order to satisfy either Sections 4.6(b)(i) or 4.6(b)(ii), then such Elective Contributions shall be proportionately reduced along with the Matching Contributions to the extent the Committee deems necessary in order to satisfy Section 4.6(b).
         4.8.   Distribution  of  Excess   Contributions  and  Excess  Aggregate
Contributions. If after all contributions for a Plan Year have been made, the nondiscrimination requirements of Section 4.6 have not been satisfied for the Plan Year, the Committee shall, as soon as practicable (but in no event later than the close of the following Plan Year), distribute the excess contributions and excess aggregate contributions (and income allocable to such excess) to Highly Compensated Participants, in accordance with Code Sections 401(k)(8) and 401(m)(6) and regulations thereunder, to the extent necessary to satisfy Section
4.6. If there has been a net investment loss instead of income allocable to the excess contributions or excess aggregate contributions, the amount of excess to be distributed hereunder shall not be reduced by such loss except to the extent permitted by Code Sections 401(k)(8) or 401(m)(6) or regulations thereunder.
         4.9. Distribution of Excess Deferrals. If, on or before March 1 of any year, a Participant notifies the Committee, in accordance with Code Section 402(g)(2)(A) and regulations thereunder, that all or a specified part of an Elective Contribution made or to be made for his benefit represents an excess deferral for the preceding taxable year of the Participant, the Committee shall make every reasonable effort to cause such excess deferral to be distributed (in accordance with Code Section 402(g)(2)(A) and regulations thereunder) to the Participant no later than the April 15 following such notification. Except to the extent otherwise provided in regulations, any amount paid to the Trust and distributed under this Section 4.9 shall be taken into account in applying the nondiscrimination tests in Section 4.6, the adjustments under Section 4.7, and the distributions under Section 4.8 as if it had not been distributed, except that any decrease in the Elective Contribution for a Participant under Section
4.7 or distribution of an excess  Elective  Contribution to a Participant  under
Section 4.8 shall be reduced by the amount of any distribution to the Participant under this Section 4.9.
        4.10.Other Limitations.Notwithstanding any other provisions of the Plan,
         (a) the total contributions to be made under the Plan for any Plan Year shall not exceed the maximum amount deductible under the applicable provisions of the Code (all such contributions being hereby conditioned on their deductibility under Code Section 404), and
         (b) the Annual Addition to a Participant's Accounts under the Plan for any Limitation Year, when added to the annual additions to his accounts for such Year under all other defined contribution plans maintained by the Company or any Affiliated Company, shall not exceed the lesser of
                  (i)      $30,000 (or, if greater, one-fourth of the limitation
in effect for the Limitation Year under Code Section 415(b)(1)(A)), or
                  (ii)   twenty-five   percent   (25%)   of  the   Participant's
Compensation for such Limitation Year. In the case of a Participant who also participates in a defined benefit plan maintained by the Company or any Affiliated Company, the Annual Addition for a Limitation Year will, if necessary, be further limited so that the sum of the Participant's "defined contribution fraction" (as determined under Code Section 415(e) and the regulations thereunder, including any special transition rules) and his "defined benefit plan fraction" (as determined under Code Section 415(e) and the regulations thereunder) for such Limitation Year does not exceed 1.0.
         4.11. Order of Adjustments to Satisfy Limitations. To the extent necessary to satisfy the limitations of Section 4.10 for any Participant, the Participant's Annual Addition under this Plan shall be reduced before any reduction in his annual addition under any other defined contribution plan or his benefit under any defined benefit plan. The Participant's Annual Addition under this Plan shall be disposed of as follows:
         (a) If the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's Accounts will be used to reduce Matching Contributions and Profit-Sharing Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.
         (b) If the Participant is not covered by the Plan at the end of the Limitation Year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Matching Contributions and Profit-Sharing Contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary. If a suspense account is in existence at any time during the Limitation Year pursuant to this Section 4.11(b), it will not participate in the allocation of the Trust's investment gains and losses.
         4.12. Rollover of Amount Distributed From Another Qualified Plan. An Employee who was formerly a participant in a plan described in Code Section 401(a) (the "distributing plan") and who has received an eligible rollover distribution (as defined in Section 7.12(b)) from the distributing plan (the "distribution") may contribute to the Trust an amount determined under (c) below (the "rollover amount") provided the conditions set forth in (a) or (b) below are satisfied.
         (a) The distribution is a direct transfer from another qualified plan to this Plan; or (b) The distribution must be made to the Employee either:
                  (i) within one taxable year of the Employee, and on account of a termination of the distributing plan or, in the case of a profit-sharing or stock bonus plan, a complete discontinuance of contributions under the plan, or
                  (ii) in one or more distributions  which constitute a lump sum distribution within the meaning of Code Section 402(e)(4).
                  And, the rollover  amount must be  contributed to the Trust on or before the 60th day following the Employee's receipt of the distribution from the distributing plan.
         (c)      The rollover amount:
                  (i) must not exceed the fair market value of the distribution, reduced by the amount contributed to the distributing plan by the Employee, as determined in accordance with Code Section 72(f) and the Treasury regulations thereunder, such amount to be reduced by any amounts theretofore distributed to the Employee which were not includible in his gross income for Federal income tax purposes, and
                  (ii) must include no property other than (A) money received in the distribution, and (B) money attributable to other property received in the distribution which is sold and the proceeds of which are rolled over pursuant to Code Section 402(a)(6)(D).
         4.13.    Transfer of Amount Distributed From a Rollover IRA.
         (a)  An  Employee   who  has  received  a   distribution   meeting  the
requirements  of  Section   4.12(a),   and  who   subsequently   deposited  such
distribution in an individual retirement account, as defined in Code Section 408, in accordance with Code Section 408(d)(3)(A)(ii), may contribute a distribution from such account (the "rollover amount") to the Trust provided the conditions set forth in (b) and (c) are satisfied.
         (b) The rollover amount must be contributed to the Trust on or before the 60th day following the Employee's receipt of the amount from the individual retirement account.
         (c) The distribution from the individual retirement account must consist of the entire amount in the account, and must include no amount attributable to any source other than a qualified plan described in Code Section 401(a).
         4.14. Monitoring of Rollovers. The Committee shall establish such procedures and require such information from employees as it deems necessary to insure that amounts rolled over under Sections 4.12 or 4.13 satisfy the requirements for tax-free rollovers established by conditions of such Sections and the Code and Treasury regulations. No amount may be rolled over under Sections 4.12 or 4.13 until approved by the Committee.
         4.15.    Treatment of Rollover Amount Under the Plan.
         (a) The Committee will establish a Rollover Account for each Employee making a contribution described in Section 4.12 or 4.13 above.
         (b) The Employee will at all times have a fully vested and nonforfeitable interest in the amount credited to his Rollover Account.
         (c) Distributions will be made to the Employee in accordance with Articles 6 and 7.
         (d) An Employee who contributes an amount to the Plan in accordance with Section 4.12 or 4.13 will not become a Participant until he has satisfied the requirements of Article 3. However, effective August 1, 1995, such an Employee will be treated as a Participant, with respect to his interest in his Rollover Account, for purposes of Articles 6, 7, 8, 9, 10, 12 and 13.
         4.16. Military Service. Effective December 12, 1994, notwithstanding any provision in this Plan to the contrary, contributions, benefits and service will be provided in accordance with Section 414(u) of the Code.

                                    ARTICLE 5
                              PARTICIPANT ACCOUNTS
         5.1. Accounts. The Committee will establish and maintain (or cause the Trustee to establish and maintain) for each Participant an Elective Contribution Account, a Matching Contribution Account, a Profit-Sharing Contribution Account, a Rollover Account (if applicable) and such other accounts and subaccounts as the Committee or the Trustees, as the case may be, in their discretion deem appropriate.
         The Plan Administrator shall establish an ESOP Cash Account and ESOP Stock Account with respect to each participant in the ESOP immediately before the Merger. The sum of a Participant's ESOP Cash Account and ESOP Stock Account immediately after the merger shall not be less than such Participant's account under the ESOP immediately preceding the Merger. The Plan Administrator shall maintain a record of the balance in each such account as of the Merger Date.
         5.2. Adjustment of Accounts. With respect to the Accounts established under Section 5.1, the Committee or Trustees, as the case may be, shall, as of each Valuation Date,
         (a) First, reduce the balance of each such Account by the aggregate amount of all distributions or withdrawals made from each such Account since the preceding Valuation Date;
         (b) Second, adjust the balance of each such Account to reflect the current fair market value of the assets in which such Accounts are invested; and
         (c)  Third,   allocate  to  and  credit  each  Participant's   Elective
Contribution Account with any Elective Contributions, each Participant's Matching Contribution Account with any Matching Contributions, and each Participant's Profit-Sharing Contribution Account with any Profit-Sharing Contributions which are to be credited as of such Valuation Date. Any Matching Contributions shall be allocated among and credited to the Matching Contribution Accounts of Participants entitled to share in the Matching Contribution pursuant to the Matching Contribution percentage formula determined by the Company under
Section 4.2. Any Profit-Sharing Contributions shall be allocated among and credited to the Profit-Sharing Contribution Accounts of Participants entitled to share in the Profit-Sharing Contribution in proportion to their respective amounts of Compensation for that portion of the Plan Year during which they were Participants.
         5.3.     Vesting of Accounts.
         (a) A Participant will at all times have a nonforfeitable interest in 100% of his Elective Contribution Account, and, if applicable, his Rollover Account.
                  At any point in time (but subject to any acceleration of vesting under Sections 7.1, 7.3, 7.4, 10.3 or 11.3) a Participant will have a nonforfeitable interest in a percentage of his Company Contribution Account determined in accordance with the following schedule and based on his completed Years of Service:

                                                   Applicable Vesting
                       Years of Service                Percentage

                               1                          20%
                               2                          40%
                               3                          60%
                               4                          80%
                               5                          100%

         Notwithstanding the preceding sentences, a Participant's nonforfeitable percentage in his ESOP Cash Account and ESOP Stock Account as of the Merger Date shall not be less than the Participant's nonforfeitable percentage interest in his account under the ESOP immediately preceding the Merger Date.
         5.4. Election of Former Vesting Schedule. If the Plan is amended at any time and such amendment directly or indirectly affects the computation of a Participant's rights to his Accounts, each Participant who has completed three Years of Vesting Service prior to the expiration of the election period described below and whose nonforfeitable percentage at any time after such amendment could be less than such percentage determined without regard to such amendment may elect during the election period to have the nonforfeitable percentage of his Accounts determined without regard to such amendment. The election period referred to in the preceding sentence will begin on the date the amendment of the vesting schedule is adopted and will end 60 days after the latest of the following dates:
         (a)      the date on which such amendment is adopted;
         (b)      the date on which such amendment becomes effective; and
         (c) the date on which the Participant is issued written notice of such amendment by the Committee. An election under this Section 5.4 may be made only by an individual who is a Participant at the time such election is made and once made shall be irrevocable.

                                    ARTICLE 6
                             IN-SERVICE WITHDRAWALS
         6.1. General Limit. The minimum withdrawal amount shall be $1000.
         6.2. Withdrawals After Age 59-1/2. any Participant who is an Employee and has attained age 59-1/2 or his Normal Retirement Date may withdraw all or a part of his Accounts by written notice to the Committee. Such notice shall be made at least 30 days (or such shorter period established by the Committee) before the proposed withdrawal date. Distribution to the Participant shall be made from the Trust as soon as reasonably practicable after, and based on the value of Accounts determined as of the Valuation Date coinciding with or next following the receipt of such notice.
         6.3. Hardship Withdrawals from Company Contribution Accounts. A Participant's Company Contribution Account, other than the ESOP Stock Account, shall be eligible for hardship withdrawals under this Section. [Prior to January 1, 1995, accounts eligible for hardship withdrawals under this Section included a Participant's Matching Contribution Account and Profit Sharing Contribution Account.] A Participant who is in the employ of the Company may, subject to
Section 6.1, withdraw all or a part of the vested portion of his eligible Accounts, by filing a written request with the Plan Administrator at least 30 days (or such shorter period as may be prescribed by the Plan Administrator) before the proposed withdrawal date, provided the Plan Administrator determines that such withdrawal is being made for one of the following reasons:
         (a) To pay all or a portion of the cost of purchase, construction, improvement or preservation of a house occupied or to be occupied by the Participant;
         (b) To pay all or a portion of the cost of education of the Participant or any of his dependents; (c) To pay all or a portion of any unusual expense incurred by the Participant because of illness, accident or disability of the Participant or any of his dependents; or
         (d) To meet any severe and undue financial hardship of the Participant or any of his dependents.
         6.4. Hardship Withdrawals From Salary Reduction Accounts. A Participant who is in the employ of the Company may, subject to Section 6. 1, withdraw all or a part of his Elective Contribution Account (excluding any income accrued after 1988) by filing a written request with the Plan Administrator at least 30 days (or such shorter period as may be prescribed by the Plan Administrator) before the proposed withdrawal date, provided the Plan Administrator determines that such withdrawal is being made due to a hardship of the Participant. For purposes of this Section, hardship is defined as an immediate and heavy financial need of the Participant where the Participant lacks other available recourse. Hardship distributions are subject to the Spousal consent requirements contained in Section 401(a)(11) and 417 of the Code. The following are the only financial needs considered immediate and heavy: (1) deductible medical expenses (within the meaning of Section 213(d) of the Code) of the Participant, the Participant's Spouse's, children, or dependents; (2) the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) payment of tuition for the next quarter or semester of post-secondary education for the Participant, the Participant's Spouse, children or dependents; or (4) the need to prevent the revocation of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence. A distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:
         (a) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Company;
         (b) All plans maintained by the Company provide that the employee's Elective Deferrals (and Employee Contributions) shall be suspended for 12 months after the receipt of the hardship distribution;
         (c) The distribution is not in excess of the amount of an immediate and heavy financial need; and (d) All plans maintained by the Company provide that the participant may not make elective Contributions for the participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit, under Section 402(g) of the Code for such taxable year less the amount of such Participant's Elective Contributions for the taxable year of the hardship distribution.
         6.5. Withdrawals From Rollover Contribution Accounts. A Participant who is in the employ of the Company may, subject to Section 6. 1, withdraw all or a part of his Rollover contribution Account by filing a written request with the Plan Administrator at least 30 days (or such shorter period as may be prescribed by the Plan Administrator) before the proposed withdrawal date.
         6.6. Procedure for Making Withdrawals. Any request for withdrawal under this Article shall be filed with the Plan Administrator on such forms as the Plan Administrator may provide and shall specify the account from which such withdrawal is being made (other than the ESOP Stock Account) and the value to be withdrawn in terms of dollars or percentage of account value. If the
Participant's accounts are invested in more than one investment fund, the Participant shall also specify on such request what portion of his withdrawal is to be charged against each such investment fund. Each withdrawal shall be charged against the applicable account as of the date such withdrawals made. Any withdrawal with respect to assets held under a Group Annuity Policy shall be subject to such restrictions as may be contained under the terms of the Group Annuity Policy with respect to the withdrawal of funds thereunder.
         6.7. Non-forfeiture Provision. In no event shall any withdrawal made by a Participant pursuant to the provisions of this Article result in the forfeiture of such Participant's vested interest under the Plan.
         6.8. Special Vesting Provision. If a Participant makes a withdrawal under this Article from his Company Contribution Account at a time when he is less than fully vested in such account, the nonforfeitable portion of such account following such withdrawal shall be calculated by first adding back the amount of such withdrawals to the balance of such account before applying the Participant's vested percentage and then deducting the amount of all such withdrawal from the product of such application.
         6.9. Frequency of Withdrawal. Hardship withdrawals may be made on a monthly basis. The frequency of other withdrawals under this Article shall be as prescribed by the Plan Administrator pursuant to a uniform, non-discriminatory policy.
         6.10. Restriction for Loans. The portion of the Participant's accounts available for withdrawal under this Article shall be reduced by the portion of his accounts assigned as collateral to secure any loan to the Participant under
Article 6.
         6.11. Required Distributions After Age 70-1/2. Effective January 1, 1997, notwithstanding any provision of this Plan to the contrary, a Participant who is a 5-percent owner (as defined in Code Section 416(i)(1), who has attained age 70-1/2 and is an Employee on the last business day of a calendar year will be deemed to request a withdrawal of, and will receive from the Trust on such day, an amount which is necessary to satisfy the minimum required distribution rules under Code Section 401(a)(9) and the regulations thereunder with respect to the Participant for that year.
         6.12. Distributions Required by a Qualified Domestic Relations Order. To the extent required by a Qualified Domestic Relations Order, the Trustees shall make distributions from a Participant's Accounts in a single sum cash payment to alternate payees named in such Order, regardless of whether the Participant is otherwise entitled to a distribution at such time under the Plan.

                                    ARTICLE 7
                                  DISTRIBUTIONS
         7.1. Normal Retirement. A Participant who leaves the employ of the Company on his Normal Retirement Date will be considered to have retired normally from the Company under the Plan and will receive the value of his Accounts determined as of the Valuation Date coinciding with or immediately following his Normal Retirement Date. Distribution to the Participant will commence no later than sixty (60) days following the close of the Plan Year in which the retirement occurred.
         7.2. Other  Termination of Employment.  If a  Participant's  employment with the Company is terminated for any reason other than normal retirement, Total and Permanent Disability (as defined in Section 7.3) or death, he shall be entitled to receive the value of the vested portion of his Accounts as determined under Section 5.3, as of the Valuation Date coinciding with or immediately following the date of his termination of employment. Distribution to the Participant will commence as soon as reasonably practicable following his termination of employment, but in no event later than sixty (60) days following the close of the Plan Year in which such termination of employment occurred, except that in the case of a Participant entitled to a distribution in excess of $5,000, distribution will not be made prior to the date the Participant attains age 65 without his written consent. The Accounts of any such former Participant who withholds his consent shall, until distributed, continue to be adjusted as of each Valuation Date under Section 5.2(b) to reflect the income and expenses and investment gains or losses attributable to such Accounts, and the former Participant will be entitled to the value of such Accounts, as of the Valuation Date coinciding with or immediately following the earlier of:
         (a) the date the Participant consents in writing to a distribution, and
         (b) the date the Participant attains age 65.
         7.3. Disability  Benefits.  If a Participant  terminates his employment with the Company before his Normal Retirement Date because of his "Total and Permanent Disability," he shall be entitled to receive the total amount held in all his Accounts under the Plan. The Trustee shall distribute such amounts to the Participant in accordance with the provisions of Section 7.6. For purposes of this Article 7, "Total and Permanent Disability" shall mean a physical or mental disorder or disease which (1) renders the Participant incapable of performing his usual duties for the Company, and (2) can be expected to result in death or to last for a continuous period of not less than twelve months. The Total and Permanent Disability of a Participant and the cessation of such disability shall be determined by the Plan Administrator in accordance with uniform principles consistently applied, upon the basis of such medical evidence as the Plan Administrator deems necessary and desirable.
         7.4. Death. If a Participant or a former Participant dies before the distribution of his Accounts has been made on account of his termination of employment, his designated Beneficiary will be entitled to receive the value of his Accounts, as of the Valuation Date coinciding with or immediately following his death. Distribution to a Beneficiary will commence as soon as reasonably practicable following the applicable Valuation Date, subject to Sections 7.9 and
7.10 below.
         A Participant may designate a Beneficiary or change a prior designation of a Beneficiary by giving notice to the Committee on a form approved by the Committee; provided however, that if a Participant was married at the time of his death, he shall be deemed to have designated his surviving spouse as his beneficiary unless;
         (a) his surviving spouse, witnessed by a Plan representative or notary public, consented to and acknowledged the effect of the designation of the specific non-spouse Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) in a written form approved by the Committee;
         (b) his surviving spouse, in a written consent and acknowledgment form described in (a) above, had expressly permitted future designations by the Participant without any requirement of future consent; or
         (c) it is established to the satisfaction of the Committee that the consent required under (a) above may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe.
         Any consent and acknowledgment by a spouse described above, or the establishment that the consent and acknowledgment cannot be obtained, shall be effective only with respect to such spouse, but shall be irrevocable once made.
         If a Participant dies without a surviving Beneficiary, his Beneficiary shall be deemed to be his surviving spouse or, if none, his estate.
         7.5. Latest Payment of Certain Benefits. In no event will the payment of benefits to a Participant commence later than the 60th day after the latest of the following:
         (a) the close of the Plan Year in which the Participant attains age 65;
         (b) the close of the Plan Year in which occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan, and
         (c) the close of the Plan Year in which the Participant's employment with the Company terminates. In addition and notwithstanding anything in the Plan to the contrary, any distribution to a former Participant who terminates his employment after attaining age 70-1/2 shall also satisfy the minimum required distribution rules, under Code Section 401(a)(9) and the regulations thereunder with respect to the former Participant for the year of termination.
         7.6. Method of Payment. Any benefits payable under the Plan to a Participant who has retired or terminated employment for any reason other than death shall be distributed to the Participant as follows: (1) if the value of his Vested Account Balance does not exceed $5,000, the distribution shall be in a lump sum payment; (2) if the value of his Vested Account Balance exceeds $5,000, the distribution shall, at the election of the Participant and with Spousal consent, where applicable, be in any one or a combination of the methods of payment set forth below:
         (a) By lump sum payment;
         (b) By the purchase of a non-transferable annuity payable over the life of the Participant or the joint lives of the Participant and a designated individual. The terms of any such annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of the Plan;
         (c) By the payment of installments over a period certain not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and a designated individual; such payments to be made directly from the Plan or by the purchase of a non-transferable period certain annuity. The terms of such annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of the Plan.
         (d) By the transfer to the Participant of any Policy on his life; or
         (e) By the surrender of any Policy on the Participant's life for its cash value and the distribution of such cash value in accordance with (a) or (c) above.
         A Participant shall have the right to demand a distribution in the form of Company Stock with respect to the Participant's (i) shares in his ESOP Stock Account and (ii) the lesser of the current value of his ESOP Cash Account or the portion of his ESOP Cash Account equal to the value of his ESOP Cash Account as of the Merger Date.
         7.7.     Forfeitures.
         (a) General. If the employment of a Participant is terminated for a reason other than normal or disability retirement, at a time when he is less than fully vested in his Company Contribution Account and has not made any Elective Contributions, the non-vested portion of such accounts shall be forfeited as follows:
                  (i) If the  Participant  receives a distribution of his entire vested benefit, the non-vested portion shall be forfeited as of the date of such distribution.
                  (ii) If the Participant  receives a distribution which is less than his entire vested benefit, part of the non-vested portion shall be forfeited as of the date of such distribution; the amount of such forfeiture as of the date of such distribution; the amount of such forfeiture to be based on a fraction the numerator of which is the amount of the distribution attributable to Company Contributions, the denominator of which is the total amount of his vested Company derived account balances. The remaining non-vested portion shall be forfeited as of the last day of the Plan Year in which the Participant sustains a five-year Break in Service.
                  (iii) If the Participant has no vested interest in his Company
Contribution Account, he shall be deemed to have received his entire vested benefit and the entire account shall be forfeited as of the date of his termination of employment with the Company.
                  (iv) If the distribution of the  Participant's  vested benefit is deferred, the non-vested portion shall be forfeited as of the last day of the Plan Year in which he sustains a five-year Break in Service, or if earlier, when he receives a distribution as prescribed in (i) or (ii) above.
         If a Participant forfeits a portion of his accounts derived from Employer Contribution Accounts, the ESOP Cash Account and ESOP Stock Account shall be treated as a single account and any forfeiture shall first be charged against the ESOP Cash Account and then the ESOP Stock Account.
         (b)  Restoration  of  Account.  If a  Participant  who has  received  a distribution of all or a portion of his vested benefit is subsequently reemployed, he may at any time following his reemployment but before the earlier of (1) 5 years after his date of reemployment or (2) the date he sustains a five-year Break in Service following the date of distribution, repay the full amount of his distribution attributable to Company Contributions and thereupon have his Company derived Account balance fully restored to the amount on the date of his distribution. Such restoration shall be made as of the date of repayment by the Participant, but assets for the restored account balance need not be provided until the last day of the Plan Year following the Plan Year in which the repayment occurs. Such restoration shall, at the Company's sole discretion, be made from the income or gain of the Plan for the Plan Year in which the restoration is to be made or forfeiture occurring in such Plan Year, or by a special Company contribution. If forfeitures are allocated to Participants, any such restoration from forfeitures shall be made prior to such allocation. If a Participant who is deemed to have received his vested interest in his Company Contribution Account when he terminated employment is subsequently reemployed before he sustains a five-year Break in Service, his Company Contribution Account shall be fully restored to the amount on the date of the deemed distribution.
         (c) Separate Accounts. If a Participant who has terminated his employment at a time when he is less than fully vested in his Company
Contribution Account sustains a five-year Break in Service, and his is subsequently reemployed by the Company without receiving payment of the entire nonforfeitable portion of such account, a separate Company Account shall be established to receive his share of Company Contributions and forfeitures, if applicable, allocated to him following such reemployment. Upon his subsequent termination of employment, his nonforfeitable portion shall be determined separately with respect to such account.
         (d) Forfeitures. Any forfeitures under this Section 7.7 occurring in a Plan Year
                  (i) first will be applied to the  restoration  of any Accounts as required for such Plan Year in this  Section  7.7;  (ii) to the extent amounts remain after the  application of (a) above, will be applied against Matching
Contributions for the Plan Year in which the forfeitures occurred;
                  (iii) to the extent  amounts  remain after the  application of
(a) and (b) above, will be credited as a Profit-Sharing Contribution for all Participants.
         7.8. Commencement of Benefits. Any benefits payable to a Participant pursuant to this Article shall commence as soon as administratively practicable following his retirement or termination of employment.
         7.9. Restriction of Early Distributions. Notwithstanding any other provision of the Plan to the contrary, Elective contributions and income attributable thereto, shall not be distributed to Participants or their Beneficiaries unless one of the following events occurs:
         (a) Termination of the Plan without the establishment of another defined contribution plan;
         (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the
Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets;
         (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary;
         (d)      The participant's attainment of age 59-1/2;
         (e) The hardship of the Participant in accordance with Article VI and applicable Regulations; or (f) The separation from service, death or total and permanent disability of the Participant. 7.10. Minimum Distribution Requirements. The provisions contained in this Article shall apply to any distribution of a
Participant's interest and shall take precedence over any inconsistent provisions of this Plan. Definitions of terms for this Section appear in Section 7.10(e).
         (a) General Rules and Required Beginning Date. All distributions required under this Article shall be determined and made in accordance with the Income Tax Regulations under Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Regulations. The entire interest of a Participant shall be distributed or begin to be distributed no later than the Participant's Required Beginning Date.
         (b) Limits on Distribution Periods. As of the first Distribution Calendar Year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):
                  (i)  The life of the Participant;
                  (ii) The life of the Participant and a designated Beneficiary;
                  (iii) A  period   certain  not  extending   beyond  the  life
expectancy of the Participant; or
                  (iv) A period certain not extending  beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.
         (c) Determination of Amount to be Distributed Each Year. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:
                  (i) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or (2) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.
                  (ii) For calendar years  beginning  before January 1, 1989, if the Participant's Spouse is not the designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.
                  (iii) For calendar  years  beginning  after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's Spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in subsection (a) above as the relevant divisor without regard to regulations
Section 1.301(a)(9)-2.
                  (iv) The minimum  distribution  required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.
                  (v) If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a(9) of the Code and the Regulations thereunder.
         (d) Death Distribution Provision. If the Participant dies after distribution of his interest has begun, the remaining portion of such interest shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death. If the Participant dies before distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:
                  (i) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;
                  (ii)  If  the  designated  Beneficiary  is  the  Participant's
Surviving Spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the participant would have attained age 70-1/2. If the Participant has not made an election pursuant to this Section by the time of the Participant's death, the Participant's designated Beneficiary must elect the method of Distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this Section, or (2) December 31 of the calendar year which contains the 5th anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the 5th anniversary of the Participant's death. For purposes of this Section, if the Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions contained in this Section 7.10(d), except paragraph
(b) above and the third sentence above, shall be applied as if the Surviving Spouse were the Participant. For purposes of this Section, any amount paid to a child of the Participant shall be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority. For purposes of this Section, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if the surviving spouse dies after the Participant but before payments to the Spouse begin, the date distribution is required to begin to the Surviving Spouse as provided above). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.
         (e)      Definitions. For purposes of this Section 7.10., the following terms  shall be  defined  as  follows:  (i)  "Applicable  Life
                  Expectancy"  shall mean the life expectancy (or joint and last survivor expectancy)
calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if life expectancy is being recalculated, such succeeding calendar year.
                  (ii) "Designated Beneficiary" shall mean the individual who is designated as the Beneficiary under the Plan in accordance with Section 401(a)(9) and the Regulations thereunder.
                  (iii) "Distribution  Calendar Year" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distribution beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 7.10(d).
                  (iv) "Life  Expectancy".  Life  expectancy  and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-99 of the Income Tax Regulations. Unless otherwise elected by the Participant (or Spouse, in the case of distributions described in Section 7.10(d)(ii)), by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.
                  (v) "Participant's  Benefit" shall mean the account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (Valuation Calendar Year), increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the Valuation Calendar Year after the Valuation Date, decreased by distributions made in the valuation calendar year after the Valuation Date. For purposes of this paragraph, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.
                  (vi) "Required  Beginning Date".  That the required  beginning date of a Participant who attains age 70-1/2 on or after January 1, 1998, shall be determined in accordance with (A) or (B) below:
                           (A)      The Required Beginning Date of a Participant
who is not a 5% owner shall be the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs.
                           (B)      The Required Beginning Date of a Participant
who is a 5% owner shall be the first day of April following the calendar year in which the Participant attains age 70-1/2.
                           A  Participant  shall be  treated  as a 5% owner  for
purposes of this Section if he is a 5% owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which he attains age 66-1/2 or any subsequent Plan Year. Once distributions have begun to a 5% owner under this Section, they shall continue to be distributed, even if the Participant ceases to be a 5% owner in a subsequent year.
         (f) Transitional Rule for 5% Owners. Notwithstanding the foregoing provisions of this Article, distribution on behalf of any Participant, including a "5% owner," may be made in accordance with all of the following requirements (regardless of when distribution commences):
                  (i) the  distribution  by the Plan is one which would not have disqualified the Plan under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984;
                  (ii)  The  distribution  is in  accordance  with a  method  of distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant is deceased, by a Beneficiary of such Employee.
                  (iii)  Such  designation  was in  writing,  was  signed by the
Participant or the Beneficiary, and was made before January 1, 1984.
                  (iv) The  Participant  had accrued a benefit under the Plan as of December 31, 1983.
                  (v) The method of  distribution  designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority. If a designation is revoked any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the Proposed Regulations thereunder.
                  (vi) A  distribution  upon  death  will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.
                  (vii) For any  distribution  which commences before January 1,
1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, shall be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a) and (e) above.
                  (viii) If a  designation  is  revoked  subsequent  to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed to satisfy Section 401(a)(9) of the Code and the Proposed Regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Proposed Regulations. Any changes in the designation shall be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation shall not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of the Proposed Regulations shall apply.
         (g) Transitional Rule for Participants Who Are Not 5% Owners. Any Participant, other than one who was or is a 5% owner, who is receiving minimum distributions and has not yet had an event specified in Section 7.5, may by written request to the Committee discontinue further minimum distributions. The Committee shall have sixty (60) days after receipt to act upon any such request.
         7.11. Benefit Payment Elections. Between 90 days and 30 days, before the Participant's Normal Retirement Date, the Committee must provide a benefit notice to a Participant who is eligible to make an election under this Section. The benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's rights to defer distribution until he attains Normal Retirement Age.
         If a Participant or beneficiary makes an election prescribed by this Section, the Committee will direct the Trustee to distribute the Participant's Account balance in accordance with that election. Any election under this
Section 7.11 is subject to the requirements of Section 7.8, 7.9, and 7.10. The Participant or Beneficiary must make an election under this Section 7.11 by filing his election with the Committee at any time before the Trustee otherwise would commence payment of a Participant's Account balance in accordance with the requirements of this Article 7.
         7.12.    Direct Transfer of Eligible Rollover Distributions.
         (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article VII, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the distributee in a "direct rollover".
         (b) An "eligible rollover distribution" shall mean any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).
         (c) An "eligible retirement plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.
         (d) A "distributee" shall mean a Participant or former Participant. In addition, the Participant's or former Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.
         (e) A "direct rollover" shall mean a payment by the Plan to the eligible retirement plan specified by the distributee.

                                    ARTICLE 8
                                 ADMINISTRATION
         This Article 8 shall be effective as of January 30, 1996.
         8.1. Plan Administrator and Committee. The Company shall be the "Plan Administrator" and will be a "named fiduciary" for purposes of ERISA Section 402(a)(1) with authority to control and manage the operation and administration of the Plan, and will be responsible for complying with all of the reporting and disclosure requirements of Part 1 of Subtitle B of Title I of ERISA. However, the Board of Directors of the Company may appoint a Retirement Plan
Administration Committee (the "Committee") consisting of as many Employees as the Board may select and shall delegate to the Committee all of the Company's powers and responsibilities as Plan Administrator and named fiduciary under the Plan. Accordingly, for all purposes under this Plan "Plan Administrator" or "named fiduciary" shall mean the Company or, if appointed, the Committee.
         No person serving on the Committee will receive any compensation for his services as a Committee member. The Committee will act by majority vote. An individual serving on the Committee who is a Participant will not vote or act on any matter relating solely to himself.
         8.2. Powers of Plan Administrator. The Company and the Committee, if appointed, will have full power and discretionary authority to administer the Plan in all of its details, subject, however, to the requirements of ERISA. For this purpose, the Company's, and if appointed, the Committee's power will include, but will not be limited to, the following discretionary authority:
         (a) to make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan or required to comply with applicable law;
         (b) to interpret the Plan, its interpretation thereof in good faith to be final and conclusive on any Employee, former Employee, Participant, former Participant and Beneficiary;
         (c) to decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;
         (d) to compute the amounts to be distributed to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan, and to determine the person or persons to whom such amounts will be distributed;
         (e)to  authorize the payment of distributions;
         (f) to keep such records and submit such filings, elections, applications, returns or other documents or forms as may be required under the Code and applicable regulations, or under other federal, state or local law and regulations;
         (g) to allocate and delegate its ministerial duties and responsibilities and to appoint such agents, counsel,accountants and consultants as may be required or desired to assist in administering the Plan; and
         (h) by written instrument, to allocate and delegate its fiduciary responsibilities in accordance with ERISA Section 405.
         (i) to employ and retain such attorneys, accountants, investment advisors, consultants, specialists and other persons or forms to advise or assist in the performance of its duties.
         (j) to select, make available, review and change from time to time, investment funds in which Participant's can direct the investment of their Accounts, pursuant to Section 9.2.
         8.3. Nondiscriminatory Exercise of Authority. Whenever, in the administration of the Plan, any discretionary action by the Plan Administrator is required, the Plan Administrator shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment. The Plan Administrator shall apply uniform administrative rules of general application in order to assure similar treatment to all persons in similar circumstances.
         8.4.  Reliance on Tables,  etc.  In  administering  the Plan,  the Plan
Administrator will be entitled, to the extent permitted by law, to rely conclusively on all tables, valuations, certificates, opinions and reports which are furnished by any accountant, trustee, counsel or other expert who is employed or engaged by the Plan Administrator or by the Company on the Plan Administrator's behalf.
         8.5. Claims and Review Procedures. Any person who thinks he is entitled to a benefit under the Plan shall have the right to file with the Plan Administrator a written notice of claim for such benefit. the Plan
Administrator, in its discretion, may request a meeting with the claimant to clarify any matters it deems pertinent. Within 90 days after receipt of such written notice of claim, the Plan Administrator shall either grant or deny such claim. If there are special circumstances , a notice may be given to the claimant that up to 90 additional days will be needed. In the event such claim is a denied, the Plan Administrator shall give written notice to the claimant that describes:
         (a) The specific reasons for the denial;
         (b) Specific reference to the pertinent Plan provisions on which the denial is based;
         (c) A description of any additional material or information that could be presented in order to review the claim and an explanation of why such material or information is necessary;
         (d) An explanation of the Plan's procedure to appeal the denial of a claim.
Each claimant shall have the right to appeal the denial of his claim to the Plan Administrator for a full and far review at any time within 60 days after the claimant's receipt of the written notice of such denial. The Plan Administrator shall thereby afford the claimant or his duly authorized representative the opportunity (1) to review documents pertinent to the claim and (2) to submit issues and comments in writing. The final decision of the Plan Administrator shall be made promptly, and no later than 60 days after its receipt from the claimant of such request for review. An additional 60 days is permitted in special circumstances after notice to the claimant. Such final decision shall be made in writing and shall include specific reasons for the decisions, written in a manner calculated to be understood by the claimant, and specific references to pertinent Plan provisions on which the decision is based.
         8.6. Indemnification of Committee Members. The Company agrees to indemnify and defend to the fullest extent of the law any Employee or former Employee who serves or has served as a member of the Committee or who has been appointed to assist the Committee in administering the Plan or to whoever the Committee has delegated any of its dates or responsibilities against any liabilities, damages, costs and expenses (including attorneys' fees and amounts paid in settlement of any claims approved by the Company) occasioned by any act or omission to act in connection with the Plan, if such act or omission to act is in good faith.
         8.7. Delegation of Duties. The plan administrator at its discretion may delegate specific fiduciary responsibilities (other than those of the trustee) or ministerial duties to employees of the Company or other individuals, all of whom shall serve at the pleasure of the plan administrator and, if full-time employees of the Company, without compensation. any such person may resign by delivering written notice of such resignation to the plan administrator. vacancies created by resignation, death or other causes may be filled by the plan administrator or reabsorbed or redelegated by the plan administrator. Any delegation hereunder shall be communicated in writing to the Company, the trustee and, if applicable, any insurance Company or investment manager.
         8.8. Investment Manager. The Company, or the Committee, if appointed, as named fiduciary, may, in its discretion, appoint an investment manager to manage all or a portion of the assets of the Trust. Such manager shall be a registered investment advisor, bank or insurance company within the meaning of
Section 3(3)) of ERISA and shall acknowledge in writing that he is a fiduciary with respect to the Trust. The Company or Committee shall notify the Trustee and the Plan Administrator (if other than the Company) of any such appointment and shall designate in writing the portion of the Trust assets which shall be subject to the management of such investment manager.
         8.9. Records and Recordkeeping. The Plan Administrator shall keep a record of all proceedings and acts, and shall keep all such books of account, records and other data as may be necessary for the proper administration of the Plan, which, if the Company is not the Plan Administrator, shall be subject to inspection or audit by the Company at any reasonable time. The Company shall supply all Employee data and other information required by the Plan Administrator to administer the Plan, and the Plan Administrator may rely upon the accuracy of such information. The Plan Administrator shall file or cause to be filed such annual reports, financial and other statements, and shall furnish such reports, statements and their documents to such Participants and Beneficiaries under the Plan as may be required by any federal or state statute or regulation within the time prescribed for filing and furnishing such documents.
         8.10. Notice to Trustee. The Plan Administrator shall promptly notify the Trustee and, if applicable, the insurance Company in writing of the death, retirement or termination of a Participant and shall execute and deliver to the Trustee such forms as may be required to carry out the provisions of the Plan. All notices, instructions and certifications by the Company to effectuate the administration of the Plan shall be in writing signed by the Plan Administrator or its duly authorized representative.
         8.11. Compensation and Expenses. The expenses properly incurred by the Plan Administrator in the performance of its duties, shall be paid by the Trust fund except to the extent paid by the Company. However, no compensation shall be paid to the Plan Administrator if he receives full-time compensation from the Company.
         8.12. Service of Legal Process. The Plan Administrator shall be the agent for serve of legal process.
         8.13. Person Authorized to Act for the Company. Whenever under the terms of the Plan the Company is permitted or required to take some action, such action may be taken by any officer of an incorporated Company who has been duly authorized by the Board of Directors of the Company, or in the case of an unincorporated Company by any individual employed by the Company who has been duly authorized by its legally constituted authority.

                                    ARTICLE 9
                           THE TRUST AND THE TRUSTEES
         This Article 9 shall be effective January 30, 1996.
         9.1. Trust Fund. The Trustees will accept and hold in the Trust Fund contributions made by or on behalf of Participants. The Trust Fund will consist of all such contributions and the investments and reinvestments thereof without distinction between principal and income.
         9.2. Investment of Trust Fund. (a) General. All contributions to the Trust for a Participant's benefit shall be held by the Trustees in the Trust Fund, and except as provided in (d) below, invested solely according to the Participant's directions, among the investment funds chosen and made available under the Plan by the Plan Administrator. Such investment direction shall be in accordance with the provisions contained in this Article. The Participant shall provide such direction to the Plan Administrator, using such method as the Plan Administrator may require, which shall specify how such contribution shall be allocated among such investment funds. The percentage of all such action may be in multiples of 1% and shall apply uniformly to all contributions.
         (b) Changes. A Participant may, at least annually and at such other times as may be prescribed by the Plan Administrator pursuant to a uniform, nondiscriminatory policy, change his investment direction with respect to future contributions by providing a new direction to the Plan Administrator at least 30 days (or such shorter period as may be prescribed by the Plan Administrator) prior to the effective date of such change, using such method as the Plan Administrator may require. Such new direction shall apply only to contributions made by or on behalf of the Participant on or after such date.
         (c) Investment of ESOP Cash Account. A Participant's ESOP Cash Account shall be invested pursuant to Section 9.2(a) hereof. The ESOP Cash Account shall not be invested in Company Stock.
         (d) Investment of ESOP Stock Account. Notwithstanding anything to the contrary in this Article 9, the assets of the ESOP Stock Account shall be invested solely in shares of Company Stock. Cash dividends or other cash paid with respect to shares in a Participant's ESOP Stock Account shall be credited to such Participant's ESOP Cash Account and reinvested pursuant to Section 9.2(a). Dividends distributed in the form of stock, stock splits and other adjustments made in the form of stock with respect to a Participant's ESOP Stock Account shall be credited to such Participant's ESOP Stock Account.
         9.3. Powers of the Trustees. In addition to and not in limitation of such powers granted to them by law or under any other provisions of this Agreement, the Trustees will have the following powers:
         (a)      to deal with all or any part of the Trust Fund;
         (b) to enforce by suit or otherwise, or to waive, their rights on behalf of the Trust Fund, and to defend claims asserted against them or the Trust Fund, provided that the Trustees are indemnified to their satisfaction against liability and expenses;
         (c) to compromise, adjust or settle any and all claims against or in favor of them or the Trust Fund; (d) to vote or give proxies to vote any securities held in the Trust Fund; (e) to oppose or participate in and consent to the organization, merger, consolidation or readjustment of the finances of any enterprise, to pay assessments and expenses in connection therewith, and to deposit securities under any agreements; (f) to open such bank accounts as they deem appropriate; (g) to purchase, or subscribe for, any securities or other property and to retain the same in trust; (h) to sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustees;
         (i) to acquire real estate by purchase, exchange or as the result of any foreclosure, liquidation or other salvage; to hold such real estate in such manner and upon such terms as the Trustees may deem advisable; and to manage, operate, repair, develop, partition, mortgage or lease any such real estate, upon such terms and conditions as the Trustees deem proper, using other trust assets for any of such purposes if deemed advisable;
         (j) to invest in Treasury Bills and other forms of United States government obligations;
         (k) to employ such agents and counsel as may be reasonably necessary from time to time and to pay them reasonable expenses and compensation (and the Trustees will not be responsible for any loss occasioned by any such agent or counsel selected with reasonable care);
         (l) to hold securities unregistered, or to register them in their own name or in the name of nominees; (m) to make, execute, acknowledge and deliver any and all instruments which may be necessary or appropriate to carry out the powers herein granted;
         (n) generally to exercise any of the powers of an owner with respect to all or any part of the Trust Fund; (o) in accordance with ERISA Section 405(b)(1)(B), to allocate, by written instrument, specific responsibilities, obligations and duties among themselves; and
         (p) if so directed by the Committee, to withhold any and all such amounts from distributions from the Trust Fund as are required to be withheld under the Code and applicable regulations.
         9.4. Reliance by Trustees on Other Persons. To the extent permitted by law, the Trustees may rely upon and act upon any writing from any person authorized by the Plan Administrator to give instructions concerning the Plan and may conclusively rely upon and be protected in acting upon any written order from the Plan Administrator or upon any other notice, request, consent, certificate or other instructions or paper reasonably believed by them to have been executed by a duly authorized person, so long as they act in good faith in taking or omitting to take any such action. The Trustees need not inquire as to the basis in fact of any statement in writing received from the Plan Administrator, except as may otherwise be required by law.
         9.5. Consultation by Trustees With Counsel. The Trustees may consult with legal counsel (who may be counsel for the Company or the Committee) concerning any question which may arise with respect to their rights and duties under the Plan, and the opinion of such counsel will, to the extent permitted by law, be full and complete protection in respect of any action taken or omitted by the Trustees hereunder in good faith and in accordance with the opinion of such counsel.
         9.6. Accounts. The Trustee will keep full accounts of all receipts and disbursements and other transactions hereunder. Within 90 days after the close of each Plan Year, upon termination of the Trust, and at such other times as may be appropriate, the Trustees will determine the then net worth of the Trust Fund and will render to the Company an account of their administration of the Trust during the period since the last such accounting, including all allocations made by them during such period.
         9.7. Approval of Accounts. To the extent permitted by law, the written approval of any account by the Company will be final and binding, as to all matters and transactions stated or shown therein, upon the Company, the Committee, Participants and all persons who then are or thereafter become interested in the Trust. The failure of the Company to notify the Trustees within sixty (60) days after the receipt of any account of its objection to the account will be the equivalent of written approval. If the Company files any objections within such sixty (60) day period with respect to any matters or transactions stated or shown in the account, and the Company and the Trustees cannot amicably settle the question raised by such objections, the Trustees will have the right to have such question settled by judicial proceedings. Nothing herein contained will be construed so as to deprive the Trustees of the right to have a judicial settlement of their accounts. In any proceeding for a judicial settlement of any accounts or for instructions, the only necessary parties will be the Trustees and the Company.
         9.8. Procedure for Trustee Action. If the Trustees consist of more than one party, the Trustees shall act by agreement of a majority of the Trustees at a meeting, or by unanimous consent in writing without a meeting. In the event of a deadlock or other situation which prevents agreement of a majority of the Trustees, the matter shall be decided by the Board of Directors. Further, the Trustees may authorize one or more of the Trustees to sign all checks and execute all instruments or memoranda necessary or appropriate to carry out the actions and decisions of the Trustees, or to act on behalf of the Trustees.
         9.9. Allocation of Responsibility. If there is more than one Trustee, the Trustees shall jointly manage and control the assets of the Trust unless the Company chooses to allocate specific responsibilities, obligations and duties among the Trustees. If the Company shall make such an allocation, then each Trustee shall be responsible for the duties allocated to such Trustee and other Trustees shall not be liable for any breach of such fiduciary responsibility for the duties allocated except as provided by ERISA.
         9.10. Resignation. Any of the Trustees may resign at any time by filing with the Company his written resignation, which will be effective 60 days after receipt thereof by the Company or upon the prior appointment of a successor Trustee.
         9.11. Removal of Trustees. The Company may remove any of the Trustees at any time by notice in writing forwarded to such Trustees by registered mail or delivered to such Trustee. Such removal will be effective at the expiration of 5 business days from the date of mailing or the date of delivery as the case may be.
         9.12. Appointment of Successor Trustee. The Company may appoint a successor Trustee to replace any Trustee who has died, resigned or been removed, and may appoint an additional Trustee or additional Trustees at any time and from time to time. Any such successor Trustee or additional Trustee will, upon written acceptance of his appointment, become vested with the rights, powers, discretion, duties and obligations of a Trustee hereunder as if he had been originally named as Trustee in this Agreement.
         9.13. Compensation of Trustees and Expenses of Trust. Trustees who are also Employees will serve without compensation from the Plan. If a Trustee is not an Employee, the Trustee shall be paid such compensation for its services as shall from time to time be agreed to by the Company and the Trustee. Unless paid by the Company, all expenses of the Trust, including, without limitation, Trustee compensation, reasonable legal fees, and all taxes of any nature whatsoever including interest and penalties, assessed against or imposed upon the Trustees or the Trust Fund or the income thereof, will be paid out of the Trust Fund. Any amount so paid out of the Trust Fund, unless allocable to the account of a particular distributee, will be apportioned among the individual accounts of Participants as the Plan Administrator may direct, or in the absence of such direction as the Trustees may determine.
         9.14. Disputes as to Persons Entitled to Payment. If any dispute arises as to the persons to whom payment or delivery of funds or property is to be made by the Trustees, the Trustees may retain such payment and postpone such delivery until adjudication of such dispute has been made by a court of competent jurisdiction, or until the Trustees have been indemnified to their satisfaction against loss, or until such dispute has been settled by the persons concerned.
         9.15. Action by Majority Vote. A majority of the Trustees at the time in office may do any action which this Agreement authorizes or requires the Trustees to do; and the action of such majority expressed from time to time by vote at a meeting or in writing without a meeting will constitute the action of the Trustees and will have the same effect for all purposes as if assented to by all of the Trustees at the time in office.
         9.16. Liability of Trustees. The Trustees shall be fully protected in acting upon any instrument, certificate, or paper, believed by it to be genuine and to be signed or presented by the proper person or persons, and the Trustees shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of truth and accuracy of the statements therein contained. Except as otherwise provided in Section 405 of the Employee Retirement Income Security Act of 1974, the Trustees shall not be liable for any act or omission of any other fiduciary under the Plan, or otherwise for any loss, damage or depreciation which may result in connection with the exercise of its duties or with the exercise of its discretion or upon any other act or omission hereunder except when due to their own negligence. No bond, surety or other security shall be required of the Trustees unless specifically required by the Company or unless required by law, in which case the cost of such bond, surety or the security shall be an expense chargeable in accordance with Section 9.13.
         9.17. Indemnification of Trustees. The Company agrees to indemnify and defend to the fullest extent of the law any Employee or former Employee who in good faith serves or has served in the capacity of Trustee against any liability, damage, costs and expenses occasioned by his having occupied a fiduciary position in connection with the Plan. The Company may, by separate agreement and to the extent permitted by law and its charter and by-laws, indemnify any individual Trustee, whether or not such person continues to hold such office, for any liability incurred in the administration of the Trust, except such liability as may arise from his own personal and willful neglect and misconduct. Any amounts paid pursuant to such indemnification shall not relieve such individual Trustee from any liability, responsibility, obligation or duty that he may have under ERISA.
         9.18.    Insurance Policies.
         (a) Purchase of Insurance Policies. The Trustees may apply a portion of contributions made by or on behalf of the Participant toward the purchase of policies issued by the Insurance Company ("Policies") on the life of the Participants. The Trustees shall be designated the sole owner of such Policies, but all benefits, rights, privileges and options under such Policies and all dividends payable or refunds made by the Insurance Company on such Policies shall be exercised and dealt with for the sole benefit of the Participant (or his Beneficiary) on whose behalf such Policies were purchased. Employee contributions may be used to pay premiums on Policies or supplemental agreements, but such contributions shall not be subject to the limitations contained in Subsection (b) of this Section.
         (b) General Rules and Limitations. All policies shall be issued on a uniform and nondiscriminatory basis as such date(s) as shall be prescribed by the Plan Administrator. Any adjustment to an existing Policy to increase or decrease the face amount and premium may be made as of an anniversary of such date(s), or as of another date during the calendar year. Payments made to the Insurance Company with respect to any Policy purchased on behalf of a Participant shall constitute an investment of funds credited to such Participant's account, and his accounts shall accordingly be reduced by any such payments. The purchase of Policies shall be limited as follows:
                  (i) Ordinary Life. If ordinary life insurance Policies are purchased, less than 1/2 of the aggregate Employer contributions and forfeitures allocated to any Participant shall be used to pay the premiums attributable to them. For purposes of this Section, ordinary life insurance Policies are Policies with both nondecreasing death benefits and nonincreasing premiums.
                  (ii) Term and Universal Life. If term life insurance Policies, universal life insurance Policies, or any other life insurance Policies which are not ordinary life are purchased, or if supplemental agreements are purchased, no more than 1/4 of the aggregate Employer contributions and forfeitures allocated to any Participant will be used to pay the premiums attributable to them.
                  (iii) Combination. The sum of 1/2 of the ordinary life insurance premiums and all other life insurance premiums and supplemental agreement premiums shall not exceed 1/4 of the aggregate Employer contributions and forfeitures allocated to any Participant.
         (c) Dividends. Any dividends payable on a Policy while premium paying shall be applied in any manner permitted by the insurer and shall increase the Participant's accounts on whose life the Policy was issued. Any dividends payable upon the surrender of a Policy shall increase the Participant's accounts on whose life the Policy was issued. Any dividends payable on a Policy upon death of a Participant shall be paid with the Policy proceeds to increase the death benefit of the Participant.
         (d) Premium Refund. Any refund of premiums payable upon the surrender of a Policy shall increase the Participant's account on whose life the Policy was issued. Any refund of premiums on a Policy payable upon the death of the Participant, for the pro-rata portion of the premium paid beyond the date of death, shall be paid with the Policy proceeds to increase the death benefit of the Participant.
         (e) Conversion of Policies. Notwithstanding any other provisions herein, in the event any Policy is converted to an annuity pursuant to the provisions of this Article, such annuity shall be endorsed as nontransferable.
         (f) Supplemental Agreements. The cost of any agreement for supplemental benefits, waiver of premium, waiver of side fund or any other optional coverage available from the insurer shall be paid from the Participant's account.
         (g) Conflict Between Terms. In the event of any conflict between provisions of the Plan and the terms of any policy, the Trustee shall not exercise any Policy rights which would be in conflict with the provisions of the Plan.
         9.19.    Group Annuity Policies.
         (a) Purchase. The Trustee may, but is not required to, obtain from the Insurance Company a Group Annuity Policy to provide all or a portion of the benefits of the Plan. The Group Annuity Policy shall provide for the establishment and maintenance of an investment fund or funds by the Insurance Company to which contributions made hereunder shall be credited and from which amounts shall be withdrawn to pay retirement benefits and such other benefits as may be provided by the Plan.
         (b) Separate Investment Accounts. To the extent permitted under applicable law and regulations, the Group Annuity Policy may provide that contributions made hereunder may be deposited in the general investment account of the Insurance Company, with interest guaranteed on such deposits, or in one or more separate investment accounts of the Insurance Company without any guarantees as to principal or interest thereon. Such separate investment accounts may be invested primarily in equities, bonds and other fixed income securities. The value of the general investment account and such separate investment accounts shall be determined at least once during each policy year.
         (c) Conflicting Provisions. The terms and provisions of the Group Annuity Policy shall be as agreed upon between the Trustee and the Insurance Company and shall, to the extent possible, be consistent with the provisions of the Plan. In the event of any conflict between the provision of the Group Annuity Policy, the provisions of the Plan shall control.

                                   ARTICLE 10
                            AMENDMENT AND TERMINATION
         10.1. Amendment. The Company may at any time or times amend the provisions of the Plan and Trust to any extent and in any manner that it may deem advisable by a written instrument signed by the Company providing for such amendment. However, that the Company will not have the power:
         (a) to amend the Plan or Trust in such manner as would cause or permit any part of the assets of the Trust to be diverted to purposes other than for the exclusive benefit of each Participant and his Beneficiary (except as permitted by Sections 4.5, 9.14, 13.3 and 13.4), unless such amendment is required or permitted by law, governmental regulation or ruling;
         (b) to amend the Plan or Trust retroactively in such a manner as would deprive any Participant of any benefit to which he was entitled under the Plan by reason of contributions made prior to the amendment, unless such amendment is necessary to conform the Plan or Trust to, or satisfy the conditions of, any law, governmental regulation or ruling, or to permit the Trust and the Plan to meet the requirements of Code Sections 401(a) and 501(a); or
         (c) to amend the Plan or Trust in such manner as would increase the duties or liabilities of the Trustees, unless the Trustees consent thereto in writing.
         10.2. Termination. The Company has established the Plan and authorized the establishment of the Trust with the bona fide intention and expectation that contributions will be continued indefinitely, but the Company will have no obligation or liability whatsoever to maintain the Plan for any given length of time and may discontinue contributions under the Plan or terminate the Plan at any time by written notice delivered to the Trustees without liability whatsoever for any such discontinuance or termination. The Plan will be deemed terminated:
                  (a) if and when the Company is judicially declared bankrupt,
                  (b) if and when the Company is a party to a merger in which it is not the surviving corporation or sells all or substantially all of its assets, unless the surviving corporation or the purchaser adopts the Plan by an instrument in writing delivered to the Trustees within 60 days after the merger or sale, or (c) upon dissolution of the Company.
         10.3. Distributions Upon Termination of the Plan. Upon termination or partial termination of the Plan or complete discontinuance of contributions thereunder, each Participant will have a nonforfeitable interest in 100% of each of his Accounts. Upon termination of the Plan, the Trustees will distribute to each Participant (or other person entitled to distribution) the value of the Participant's Accounts in a single sum cash payment, in the form of cash. However, if a successor plan is established within the meaning of Code Section 401(k)(2)(B)(i)(II), Accounts shall be distributed to Participants and their beneficiaries only in accordance with Articles 6 and 7. Upon the completion of distributions to all Participants, the Trust will terminate, the Trustees will be relieved from all liability under the Trust, and no Participant or other person will have any claims thereunder, except as required by applicable law.
         10.4. Merger or Consolidation of Plan; Transfer of Plan Assets. In case of any merger or consolidation of the Plan with, or transfer of assets and liabilities of the Plan to, any other Plan, provision must be made so that each Participant would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

                                   ARTICLE 11
                              TOP HEAVY PROVISIONS
         11.1. General Rule. For any year that is a "top-heavy plan year" as defined in subsection 11.3 below, and other provisions of this Plan to the contrary notwithstanding, this Plan shall be subject to the minimum contribution provisions of this Section 11.1. Each Participant who is (a) a non-key employee and (b) employed on the last day of the Plan Year (regardless of whether such Participant has completed 1,000 hours of service) shall be entitled to have a contribution made on his or her behalf by the Company of not less than the lesser of:
                  (x) three percent (3%) (the "minimum contribution percentage") of the Participant's Compensation (as defined in Section 2.15(c)) or
                  (y) the highest percentage obtained by dividing the total Elective Contributions and Company Contributions made on behalf of each key employee by the key employee's compensation (as defined in Section 2.15(c)).
         Such contribution shall be made on behalf of each Participant who is a non key employee.
         Contributions taken into account under the immediately preceding sentence shall include contributions under this Plan and under all other defined contribution plans required to be included in an aggregation group but shall not include any plan required to be included in such aggregation group if such plan enables a defined benefit plan required to be included in such group to meet the prohibition against discriminations in benefits or contributions under Code
Section 401(a)(4) or the requirements with respect to participation or coverage under Code Section 410.
         Contributions taken into account under this Section 11.1 shall not include any contributions under the Federal Insurance Contributions Act or any other Federal or State law. Neither Elective Contributions nor Matching Contributions shall be taken into account for purposes of satisfying the minimum allocation requirements of subsection (a) above.
         11.2. Adjustment to Limitation on Benefits. For purposes of the limitation set forth in Section 4.10 of the Plan, the definitions of "defined contribution plan fraction" and "defined benefit plan fraction" contained therein shall be modified, for any Plan Year which is a top heavy plan year, by applying the special rule set forth in Code Section 416(h) unless (a) the Plan and each plan with which the Plan is required to be aggregated satisfies the requirements of Code Section 416(h)(2)(A), and (b) such Plan Year would not be a top heavy plan year if "90 percent" were substituted for "60 percent" in the first paragraph of Section 11.4(b).
         11.3. Minimum Vesting Schedule. For any Plan Year in which the Plan is in Top-Heavy Status, the minimum vesting under the Plan shall be 20% after 2 Years of Service, increased by 20% for each additional Year of Service thereafter, but not to exceed 100% after 6 Years of Service. Such minimum vesting schedule shall apply to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Elective Contributions , and those amounts subject to a more rapid vesting schedule, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan was in Top-Heavy Status. Notwithstanding the foregoing, this Section shall not apply to the account balances of any Employee who does not have an Hour of Service after the Plan initially entered Top-Heavy Status and such Employee's Account balances attributable to Company Contributions and forfeitures shall be determined without regard to this Section. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's Top-Heavy Status changes for any Plan Year. The above minimum vesting schedule shall continue to apply for subsequent Plan Years irrespective of whether the Plan remains in Top-Heavy Status.
         11.4. Definitions. As used in this Article 11, the following terms have the following meanings:
         (a) "key employee" means a key employee described in Code Section 416(i)(1), determined on the basis of Compensation; and (b) "Top-Heavy Status" means:
                  (i) If the Top-Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.
                  (ii) If this Plan is a part of a Required Aggregation Group of plans (but which is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds 60%, or
                  (iii) If this Plan is a part of a Required Aggregation Group of plans and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.
         (c)      "Top-Heavy Ratio":
                  (i) If the Company maintains one or more defined contribution plans and the Company has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.
                  (ii) If the Company maintains one or more defined contribution plans and the Company maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with
(i) above, and the Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.
                  (iii) For purposes of (i) and (ii) above, the value of account balances and the Present Value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The Account Balances and accrued benefits of a Participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not completed an Hour of Service at any time during the 5-year period ending on the Determination Date shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1) of the Code.
         (d) "Permissive Aggregation Group": The Required Aggregation Group of plans plus any other plan or plans of the Company which, when considered as a group with the Required Aggregation Group would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.
         (e) "Required Aggregation Group": (1) Each qualified plan of the Company in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the Plan has terminated), and (2) any other qualified plan of the Company which enables a plan described in (1) to meet the requirements of Sections 401(a)(4) or 410 of the Code.
         (f) "Determination Date": For any Plan Year subsequent to the first Plan year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.
         (g) "Valuation Date": The last day of each Plan Year.
         (h) "Present Value": Present Value shall be based only on the interest and mortality rates specified in the Adoption Agreement.

                                   ARTICLE 12
                              LOANS TO PARTICIPANTS
         12.1. In General. Upon the written request of an Eligible Borrower on a form approved or prescribed by the Committee, and subject to the conditions of this Article, the Committee shall direct the Trustees to make a loan from the Trust to such Eligible Borrower. For purposes of this Article 12, an "Eligible Borrower" shall mean:
                  (i)      a Participant in the Plan who is an Employee, or
                  (ii) a former Employee,  or a Beneficiary of a deceased former
Employee, for whom an account is maintained under the Plan who is a "party in interest" with respect to the Plan within the meaning of ERISA Section 3(14).
         12.2. Rules and Procedures. The Committee shall promulgate such rules and procedures, consistent with the express provisions of this Article, as it deems necessary to carry out the purposes of this Article. All such rules and procedures shall be deemed a part of the Plan for purposes of Department of Labor's Regulations Section 2550.408b-1(d).
         12.3. Maximum Amount of Loan. The following limitations shall apply in determining the amount of any loan to an Eligible Borrower hereunder:
         (a) The amount of the loan, together with all loans (if any) outstanding under other qualified retirement plans of the Company or Affiliated Companies, shall not exceed $50,000 reduced by the excess of
                  (1) the  highest  outstanding  loan  balance  of the  Eligible
Borrower from such plans during the one-year period ending on the day prior to the date on which the loan is made, over;
                  (2) the Eligible Borrower's outstanding loan balance from such plans immediately prior to the loan; and (b) The amount of the loan shall not exceed 50% of the Eligible Borrower's vested interest in the Eligible Borrower's
Accounts, determined as of the Valuation Date immediately preceding the date of the loan.
         12.4. Other Limitations. The minimum amount of any single loan under this Plan shall be $1,000. Loans may be granted to any Participant no more often than once in any twelve (12) month period and only one loan may remain outstanding at any time.
         12.5. Note; Security; Interest. Each loan shall be evidenced by a note signed by the Eligible Borrower. The note evidencing a loan to an Eligible Borrower under this Article shall be an asset of the Trust which is allocated to the Accounts of such Eligible Borrower, and shall for purposes of the Plan be deemed to have a value at any given time equal to the unpaid principal balance of the note plus the amount of any accrued but unpaid interest. Each loan shall be secured by that portion of the Eligible Borrower's Accounts represented by the note. The loan shall bear interest at an annual percentage interest rate to be determined by the Committee. In determining the interest rate, the Committee shall take into consideration interest rates currently being charged by persons in the business of lending money with respect to loans made in similar circumstances. The Committee shall make such determination through consultation with one or more lending institutions, as the Committee deems appropriate.
         12.6. Liability. The Trustee shall not be liable for any loss occasioned to the Participant's Account under the Trust Fund should it be determined that any loan does not meet the "prudent man" standards of ERISA.
         12.7. Repayment. Each loan made to an Eligible Borrower who is receiving compensation from the Company shall be repayable by payroll deduction. Loans made to other Eligible Borrowers (where payroll deduction is no longer practicable) shall be repayable in such manner as the Committee may from time to time determine. In each case payments shall be made not less frequently than quarterly, over a specified term (as determined by the Committee) not to exceed five years (or a longer period where the loan proceeds are to be used to purchase the Eligible Borrower's principal residence), with substantially level amortization (as that term is used in Code Section 72(p)(2)(C)). An Eligible Borrower may prepay all of his loan at any time, without penalty, by paying the loan principal then outstanding together with interest accrued and unpaid to the date of payment. The terms and conditions of each loan shall be arrived at by mutual agreement between the Trustee and the Participant pursuant to a uniform, nondiscriminatory policy. All loan repayments and interest earned on any loan shall be credited to the Participant's accounts in accordance with current investment directions, and in proportion to amounts that were drawn from the accounts to make the loan. the Plan Administrator shall take all necessary action to ensure that each loan is repaid on schedule by its maturity date.
         12.8. Repayment Upon Distribution. If, at the time benefits are to be distributed to an Eligible Borrower or his Beneficiary with respect to a termination of employment, there remains any unpaid balance of a loan thereunder, such unpaid balance shall, to the extent consistent with Department of Labor regulations, become immediately due and payable in full. Such unpaid balance, together with any accrued but unpaid interest on the loan, shall be deducted from the Eligible Borrower's Accounts, subject to the default provisions below, before any distribution of benefits is made. Except as may be required in order to comply (in a manner consistent with continued qualification of the Plan under Code Section 401(a)) with Department of Labor regulations, no loan shall be made to an Eligible Borrower under this Article after the time distributions to the Eligible Borrower with respect to a termination of employment are to be paid or commence.
         12.9. Default. In the event of a default in making any payment of principal or interest when due under the note evidencing any loan under this Article, if such default continues for more than 14 days after written notice of the default by the Trustees, the unpaid principal balance of the note shall immediately become due and payable in full. Such unpaid principal, together with any accrued but unpaid interest, shall thereupon be deducted from the Participant's Accounts, subject to the further provisions of this Section. The amount so deducted shall be treated as distributed to the Eligible Borrower and applied by the Eligible Borrower as a payment of the unpaid interest and principal (in that order) under the note evidencing such loan. In no event shall the Committee apply the Eligible Borrower's Accounts to satisfy the Participant's repayment obligation, whether or not the Participant is in default, unless the amount so applied otherwise could be distributed in accordance with this Plan.
         Effective January 1, 1995, in the event that a Participant defaults on any loan under this Article and such default is not corrected within 90 days (the "Suspension Date"), the Participant's Elective Deferrals under the Plan shall be suspended until the next Entry Date following the 12 month period following such default.
         12.10. Nondiscrimination. Loans shall be made available under this Article to all Eligible Borrowers on a reasonably equivalent basis, except that the Committee may make reasonable distinctions based on creditworthiness.

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS
         13.1. Communication to Participants. The Plan will be communicated to all Participants by the Company promptly after the Plan is adopted.
         13.2. Limitation of Rights. Neither the establishment of the Plan or the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against the Company, Committee or Trustees, except as provided herein, and in no event will the terms of employment or service of any Participant be modified or in any way be affected hereby. It is a condition of the Plan, and each Participant expressly agrees by his participation herein, that each Participant will look solely to the assets held in the Trust for the payment of any benefit to which he is entitled under the Plan.
         13.3. Nonalienability of Benefits. The benefits provided hereunder will not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law. Notwithstanding any provisions of the Plan to the contrary, if the Committee receives any Qualified Domestic Relations Order that requires the payment of benefits hereunder or the segregation of any Account, such benefits shall be paid, and such Account segregated, in accordance with the applicable requirements of such Order.
         13.4. Failure to Qualify Initially. If it is determined that the Plan or the Trust does not initially qualify under Code Sections 401 or 501, but subject to ERISA Section 403(c)(2)(B), all assets then held under the Plan will be returned to the Company within one year after such determination or refusal to issue a determination. Upon such distribution the Plan will be considered to be rescinded and to be of no force or effect.
         13.5. Governing Law. The Plan and Trust will be construed, administered and enforced according to the laws of Massachusetts to the extent such laws are not inconsistent with and pre-empted by ERISA or other Federal law.

                                   ARTICLE 14
                            COMPANY STOCK PROVISIONS
         The purpose of this Article 14 is to preserve certain rights and features attributable to Participant's interests in their accounts under the ESOP prior to the Merger, as defined below, and as required by Section 9.2 of the ESOP. The Plan, however, is not intended to be an employee stock ownership plan, as defined in Code Section 4975(e)(7).
         14.1. Pre-Retirement Diversification Rights. If a Participant attains age 55 and has 10 years of participation in the Plan, including years of Participation in the ESOP, (so that he is "Qualified Participant"), the Plan
Administrator shall offer such Participant the opportunity to invest, pursuant to Section 9.01, or to receive a distribution of the value (determined as of the last preceding Valuation Date) of at least 25% of the number of shares of Company Stock credited to his ESOP Stock Account in the first five years of his Qualified Election Period (as defined below), and 50% of the number of shares of Company Stock credited to his ESOP Stock Account in the last year of the Qualified Election Period in accordance with the provisions of this Section
14.1. The Participant must elect to diversify his ESOP Stock Account or to receive such a distribution within 90 days after the end of each of the six Plan Years during the Qualified Election Period (the "Diversification Election Period"), and the diversification or the distribution will be made within 90 days after each election made by Participation during the Diversification Election Period. Amounts for which the Participant requested diversification shall be transferred to the Participant's ESOP Cash Account. The "Qualified Election Period" means the six Plan Years beginning with the Plan Year during which a Participant becomes a Qualified Participant. The amount which may be diversified or distributed to a Participant during the Qualified Election Period shall be determined by multiplying the number of shares of Company Stock credited to the Participant's ESOP Stock Account (including shares of Company Stock the value of which has been previously distributed or transferred to the Participant's ESOP Cash Account pursuant to this subsection) by 25% or, with respect to a Participant's final election, 50%, reduced by the amount of any prior transfers to the ESOP Cash Account and distributions received by such Participant pursuant to this Section 14.1. Notwithstanding the foregoing, if the fair market value of the Company Stock allocated to the ESOP Stock Account of a Qualified Participant is $500 or less as of the Valuation Date immediately preceding  the  first  day of any  Diversification  Election  Period,  then such
Qualified  Participant  shall not be entitled to an election  under this Section
14.1 for that Diversification Election Period.
         14.2.    Voting and Tendering of Company Stock.
         (a) The Trustee shall vote Company Stock attributable to the proportionate value of each Participant's ESOP Stock Account in accordance with directions of each Participant to whose Account such proportionate value has been allocated to the extent of his share interest (which shall include fractional as well as whole shares) therein. For purposes of determining the number of shares to be voted the Trustee shall use the nearest practicable valuation date as determined by the Plan Administrator in conjunction with the record date for proxy solicitation by the Employer.
         (b) It is intended that the Trustee's functions and responsibilities with respect to Company Stock with respect to voting and tender exchange offers, shall be exercised as follows:
                  (i) Each Participant (and each beneficiary of a deceased Participant): (1) is hereby designated as a Named Fiduciary with respect to the Company Stock allocated to his ESOP Stock Account, and (2) shall have the right to direct the Trustee with respect to the voting of such shares on each matter brought before any meeting of the stockholders of the Company.
                  (ii) Before each such meeting of stockholders, the Company shall cause to be furnished to each Participant and beneficiary a copy of the proxy solicitation materials, together with a form requesting directions to the Trustee on how the whole and fractional shares which are allocated to such Participant's or beneficiary's account, shall be voted on each such matter. Upon timely receipt of such directions, the Trustee shall each such matter vote as directed the number of shares (including fractional shares) allocated to such Participant's or beneficiary's ESOP Stock Account, and the Trustee shall have no discretion.
                  (iii) The Trustee shall, separately, in the case of the shares held by the Plan, vote the whole and fractional allocated shares for which it has not received direction in the same proportion as the directed shares of such allocated shares are voted. The Trustee shall have no discretion in such matter.
                  (iv) The provisions of this paragraph shall apply in the event a tender offer or exchange offer for Company Stock is commenced by a person or persons (hereinafter, a "tender offer"), including, but not limited to, a tender offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect. The Trustee shall have no discretion or authority to sell, exchange or transfer any shares pursuant to such tender offer except to the extent, and only to the extent, provided in this Plan.
                           (A)      Each Participant, and each beneficiary of a
deceased Participant, is hereby designated as a Named Fiduciary with respect to the decision whether to tender or exchange certain shares, as follows. Each such named fiduciary shall have the right to direct the Trustee in writing as to the manner in which to respond to a tender offer, to the extent of the number of shares (including fractional shares) which are allocated to his ESOP Stock Account. The Company shall use its best efforts to timely distribute or cause to be distributed to each Participant (or beneficiary) such information as will be distributed to stockholders of the Company in connection with any such tender offer.
                           (B) Upon timely receipt of such  directions  from the
Named Fiduciaries, the Trustee shall respond as
instructed with respect to such shares of Company Stock.
                           (C)  If  the   Trustee   does  not   receive   timely
instruction from a Named Fiduciary as to the manner in which to respond to such a tender offer, the Trustee shall not tender or exchange any of the Company Stock (including fractional shares) which are allocated to such Named Fiduciary's ESOP Stock Account, and the Trustee shall have no discretion in such matter.
                           (D) The Plan  Administrator  shall  solicit from each
Participant and beneficiary the directions described in this paragraph as to whether shares of Company Stock are to be tendered, and shall instruct the Trustee as to the amount of shares to be tendered, in accordance with the above provisions.
         14.3. Share Legend. Shares of Company Stock held or distributed by the Trustee may include such legal restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable federal and state securities laws.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and on its behalf by its duly authorized officer, as of the date first above written.
                                            COPLEY PHARMACEUTICAL, INC.

                                            By:  __________________________

         RECEIVED and AGREED to by the Trustees, this _________ day of _______________________, 1998.


                                                     Gene Bauer, Trustee



                                                     Daniel Caron, Trustee



                                                     Russell French, Trustee



                                                     Daniel Hellerman, Trustee



                                                     Barbara Morse, Trustee